EXHIBIT 10.15
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                                 LOAN AGREEMENT

                          Dated as of October 21, 1998

                                     Between

                             180 N. LASALLE, L.L.C.

                                   as Borrower

                                       AND

                       THE CAPITAL COMPANY OF AMERICA LLC

                                    as Lender





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
                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

                                    SCHEDULES
                                    ---------

Schedule 1    -    Matters Regarding Representations
Schedule 2    -    Rent Roll
Schedule 3    -    Required Repairs


                                    EXHIBITS
                                    --------

Exhibit A     -    Form of Guaranty
Exhibit B     -    Form of Note

Exhibit C     -    List of Property Loan Documents
Exhibit D     -    Form of Rate Lock Agreement

                                 LOAN AGREEMENT
                                 --------------

     LOAN AGREEMENT dated as of October 21, 1998 (the  "Agreement")  between 180
N. LASALLE, L.L.C., a limited liability company duly organized and validly existing under the laws of the State of Delaware ("Borrower") and THE CAPITAL COMPANY OF AMERICA LLC, a limited liability company organized under the laws of the State of Delaware (together with its permitted successors and assigns, "Lender").

     All capitalized terms used herein shall have the respective meanings set forth in Section 1 hereof.

                              W I T N E S S E T H :
                              ---------------------

     WHEREAS, Borrower desires to obtain the Loan from Lender;

     WHEREAS, Lender is willing to make the Loan to Borrower, subject to and in accordance with the terms of this Agreement and the other Loan Documents;

                  NOW, THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereto hereby covenant, agree, represent and warrant as follows:

I.   DEFINITIONS; PRINCIPLES OF CONSTRUCTION

     Section 1.1 DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly required or unless the context clearly indicates a contrary intent:

     "AFFILIATE" shall mean, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person or of an Affiliate of such Person.

     "ALTA" shall mean American Land Title Association, or any successor thereto.

     "APPROVED CAPITAL EXPENSES" shall mean Capital Expenses incurred by Owner with respect to the Property which (i) are included in the Operating Budget for the Current Month for the Property which has been approved by Lender, (ii) are not included in the Operating Budget for the Current Month, but are entitled to be incurred by Owner under the Cash Collateral Account Agreement without Borrower's approval, or (iii) are approved by Lender.

     "APPROVED OPERATING EXPENSES" shall mean Operating Expenses incurred by Owner with respect to the Property which (i) are included in the Operating Budget for the Property for the Current Month which has been approved by Lender,
(ii) are not included in the approved Operating Budget for the Property for the Current Month, but are entitled to be incurred by Owner under the Cash Collateral Account Agreement without Borrower's approval, or (iii) are approved by Lender.

     "ASSIGNMENT OF MANAGEMENT FEES" shall mean, with respect to the Property, that certain first priority Collateral Assignment of Rights To Management Fees and Security Agreement, dated as of the date hereof, from Manager, as assignor, to Lender, as assignee, assigning to Lender as security for the Loan, all of Manager's rights pursuant to receiving payments of any kind or nature pursuant to the Management Agreement (including fees received pursuant thereto), as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "ASSIGNMENT OF LOAN DOCUMENTS" shall mean, with respect to the Property, that certain first priority Collateral Assignment of Loan Documents and Pledge Agreement dated as of the date hereof, from Borrower, as assignor, to Lender, as assignee, assigning to Lender as security for the Loan, all of Borrower's interest in and to the Property Loan Documents, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "AWARD" shall have the meaning set forth in Section 7.1.3.

     "BORROWER" shall mean 180 N. LaSalle, L.L.C., together with its permitted successors and assigns.

     "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or any other day on which national banks in New York or Illinois are not open for business.

     "CAPITAL AMERICA" shall mean The Capital Company of America LLC.

     "CAPITAL EXPENSES" shall mean capital expenditures as determined in accordance with GAAP.

     "CASH  COLLATERAL   ACCOUNT"  shall  mean  that  account   established  and
maintained pursuant to the Cash Collateral Account Agreement.

     "CASH COLLATERAL ACCOUNT AGREEMENT" shall mean that certain Account Assignment, Security and Cash Collateral Agreement dated as of January 30, 1995, as amended among Borrower (as assignee of Allstate Life Insurance Company), and LaSalle Lake Investors, one of the entities comprising Owner, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "CASH COLLATERAL ACCOUNT BANK" shall mean LaSalle National Bank, or any successor approved by Lender.

     "CASUALTY/CONDEMNATION  PREPAYMENTS"  shall have the  meaning  set forth in
Section 2.3.2.

     "CLOSING DATE" shall mean the date of the funding of the Loan.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

     "CONDEMNATION" shall have the meaning set forth in Section 7.1.3.

     "CONDEMNATION  RESTORATION"  shall  have the  meaning  set forth in Section
7.1.3.

     "CONTROL" shall mean with respect to any Person either (i) ownership directly or through other entities, of more than 50% of all beneficial equity interest in such Person or (ii) the power to direct the management, operation and business of such Person.

     "CUSTODY AGREEMENT" shall mean that certain Custody Agreement dated as of January 30, 1995, among Borrower (as assignee of Allstate Insurance Company), LaSalle National Bank, and LaSalle Investors as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "CURRENT MONTH" shall mean, as of the date of determination, the then current calendar month.

     "DEBT" shall mean the outstanding principal amount set forth in, and evidenced by, the Note, together with all interest accrued and unpaid thereon and all other sums due to Lender in respect of the Loan, including any sums due under the Note, this Agreement, the Mortgage or in any other Loan Document.

     "DEBT CONSTANT" shall mean at any time the greater of (a) 9.23% and (b) the Hypothetical Loan Constant.

     "DEBT SERVICE" shall mean, with respect to any particular period of time, scheduled principal and interest payments under the Note.

     "DEBT SERVICE  COVERAGE RATIO" shall mean, as of any date, a ratio in which
(a) the numerator is the Net Operating Income for the 12-month period immediately preceding such date and (b) the denominator is the Debt constant multiplied by the outstanding principal balance of the loan as of the date of determination.

     "DEFAULT" shall mean the occurrence of any event hereunder or under any other Loan Document which, but for the giving of notice or passage of time, or both, would be an Event of Default.

     "DEFAULT RATE" shall mean, with respect to the Loan, a rate per annum equal to the lesser of (a) the maximum rate permitted by applicable law or (b) five percent (5%) above the Interest Rate.

     "DEVELOPMENT  BUDGET"  shall  mean  the   Construction/Development   Budget
delivered to and approved by Lender, as amended from time to time.

     "EXCHANGE ACT" shall have the meaning set forth in Section 9.2(a).

     "EVENT OF DEFAULT" shall have the meaning set forth in Section 8.1.

     "FISCAL YEAR" shall mean each twelve month period commencing on January 1 and ending on December 31 during each year of the term of the Loan.

     "GAAP" shall mean generally accepted accounting principles in the United States of America as of the date of the applicable financial report.

     "GOVERNMENTAL AUTHORITY" shall mean any court, board, agency, commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence having jurisdiction over Borrower or the Property.

     "GUARANTOR" shall mean Prime Group Realty, L.P.

     "GUARANTY" shall mean the Guaranty from Guarantor in the form of Exhibit A.

     "HYPOTHETICAL   LOAN  CONSTANT"  shall  mean  the  mortgage  loan  constant calculated using a 360-month amortization schedule and an interest rate equal to the sum of the Treasury Rate plus 2.00%.

     "IMPROVEMENTS" shall mean the improvements located on the Property.

     "including" shall mean "including, without limitation".

     "INDEMNIFIED LIABILITIES" shall have the meaning set forth in Section 10.13(b).

     "INDEPENDENT DIRECTOR" shall have the meaning set forth in Section 4.1(dd).

     "INSURANCE PREMIUMS" shall have the meaning set forth in Section 7.1.1.

     "INSURANCE PROCEEDS" means the proceeds of any insurance policies carried pursuant to the Loan Documents or otherwise with respect to the Property.

     "INSURED CASUALTY" shall have the meaning specified in Section 7.1.1(d).

     "INTEREST RATE" shall mean the rate of interest determined in accordance with terms of the Note.

     "LEASE" shall mean any lease, sublease or sub-sublease, letting, license, concession or other agreement (whether written or oral and whether now or hereafter in effect) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in the Property, and every modification, amendment or other agreement relating to such lease, sublease, sub-sublease, or other agreement entered into in connection with such lease, sublease, sub-sublease, or other agreement and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

     "LEGAL REQUIREMENTS" shall mean, with respect to the Property, all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting the Property or any part thereof or the construction, use, alteration or operation thereof, or any part thereof, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in force affecting the Property or any part thereof, including any which may (i) require repairs, modifications or alterations in or to the Property or any part thereof or (ii) in any way limit the use and enjoyment thereof.

     "LENDER" shall mean The Capital Company of America LLC, together with its successors and assigns.

     "LIABILITIES" shall have the meaning set forth in Section 9.2(b).

     "LICENSES" shall have the meaning set forth in Section 4.1(w).

     "LIEN" shall mean, with respect to the Property, any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer of, on or affecting the Property or Property Loan or any portion thereof or Borrower, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

     "LOAN" shall mean the loan made to Borrower by Lender pursuant hereto in the original principal amount of $20,000,000.00 subject to possible increase as provided in Section 2.7 to an amount no greater than $45,000,000 and evidenced by the Note and secured by the other Loan Documents.

     "LOAN DOCUMENTS" shall mean, collectively, this Agreement, the Note, the Assignment of Loan Documents, the Assignment of Management Fees, the Guaranty and all other documents, agreements and instruments evidencing, securing or delivered to Lender in connection with the Loan.

     "MANAGEMENT AGREEMENT" shall mean, with respect to the Property, a management agreement entered into by and between Owner and the Manager, pursuant to which the Manager is to provide management and other services with respect to the Property, as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time.

     "MANAGEMENT FEE" shall mean the fee payable to Manager pursuant to the Management Agreement.

     "MANAGER" shall mean Prime Group Realty Services, Inc., a Maryland corporation, or Prime Group Realty, L.P.

     "MATURITY DATE" shall mean the date on which the final payment of principal of the Note becomes due and payable as therein provided, whether at the Stated Maturity Date by declaration of acceleration, or otherwise.

     "MORTGAGE" shall mean that certain first priority Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement executed and delivered by Owner and encumbering the Property, as the same may be amended, restated, replaced, supplemented, consolidated or otherwise modified from time to time, which is collaterally assigned to Lender pursuant to the Assignment of Loan Documents.

     "NET OPERATING INCOME" shall mean, for any period, the difference between all Operating Income during such period, minus all Operating Expenses during such period. Net Operating Income shall be audited, or shall be determined in accordance with agreed-upon procedures determined by Lender.

     "NOTE" shall mean that certain Note of even date herewith, made by Borrower in favor of Lender, substantially in the form of Exhibit B annexed hereto, as the same may be amended, restated, replaced, supplemented, consolidated or otherwise modified from time to time.

     "OFFICERS' CERTIFICATE" shall mean a certificate delivered to Lender by Borrower which is signed by a senior executive officer of Borrower.

     "OPERATING BUDGET" shall mean the budget for the Property delivered to and approved by Lender, as amended from time to time.

     "OPERATING EXPENSES" shall mean, as to any period, all operating expenses relating to the Property during such period, including the following items:

     (i) all expenses for the  operation  of the Property  including  management fees in respect thereof, all insurance premiums and expenses, accounting expenses, advertising expenses, expenses for architectural services, bank charges, utility charges, expenses for extermination, cleaning and trash removal services, expenses relating to window washing, landscaping and security services, reasonable and necessary legal expenses incurred in connection with the operation of the Property, tenant improvements and marketing costs;

     (ii) impositions, water charges, property and real estate taxes, sewer rents, other than fines, penalties, interest on such impositions (or portions thereof) that are payable by reason of Borrower's failure to pay an imposition timely;

     (iii) the cost of routine interior and exterior maintenance, repairs and minor alterations, the cost of which can be expensed under GAAP; and

     (iv) wages, benefits, payroll taxes, uniforms and other related expenses for employees of Borrower of its Affiliates to the extent engaged in the repair, operation, or maintenance of the Property.

Operating Expenses will not include debt service, capital expenses, non-cash items such as depreciation and amortization and any extraordinary one-time expenditures not considered operating expenses under GAAP.

     "OPERATING INCOME" shall mean, as to any period, all regular on-going revenues received by Owner from the operation of the Property during such period, including (i) Rents and (ii) all other amounts received which in accordance with GAAP are required to be or are included in Owner's annual financial statements as operating income of the Property; provided, that Operating Income will not include (1) income from non-recurring income sources;
(2) advance Rents or other payments; (3) deposits or escrows; (4) any income otherwise includable in Operating Income but paid to a Person other than Borrower; (5) proceeds of Casualty insurance or Condemnation Awards; or (6) income from a sale, financing or other capital transaction.

     "OTHER CHARGES" shall mean all ground rents, maintenance charges, impositions other than Taxes, and any other charges, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Property, now or hereafter levied or assessed or imposed against the Property or any part thereof.

     "OWNER" shall mean collectively or individually as the context may require, the owners of fee title to the Property, the lessee's interest in any ground lease of the Property, and to the extent any of the foregoing are land trusts, the beneficiaries thereof.

     "PAYMENT DATE" shall mean the eleventh (11th) day of each calendar month or, if in any month the eleventh (11th) day is not a Business Day, then the Payment Date for such month shall be the first Business Day thereafter.

     "PERMITTED ENCUMBRANCES" shall mean, with respect to the Property, collectively, (i) the Liens and security interests created by the Property Loan Documents, (ii) all Liens, encumbrances and other matters disclosed in the Title Insurance Policy relating to the Property or any part thereof, (iii) Liens, if any, for Taxes or Other Charges not yet payable or delinquent or which are being protested in accordance with the provisions of Section 5.1(b), (iv) such other title and survey exceptions as Lender has approved or may approve in writing in Lender's sole discretion, or are hereafter created in accordance with this Agreement or the Mortgage and (v) Liens which attach in accordance with the provisions of Section 6.1(b).

     "PERMITTED INDEBTEDNESS" shall mean the Debt.

     "PERMITTED INVESTMENTS" shall mean investments permitted under the terms of the Cash Collateral Account Agreement.

     "PERSON" shall mean any individual, corporation, partnership, joint venture, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

     "POLICIES" shall have the meaning specified in Section 7.1.1(c).

     "POOLING AND SERVICING AGREEMENT" shall mean the Servicing Agreement entered into with the Servicer in connection with any Securitization of the Loan.

     "PROPERTY" shall mean that certain parcel of real property and improvements thereon owned by Owner and encumbered by the Property Loan Documents, together with all rights pertaining to such property and improvements, and known as 180
N. LaSalle Street, Chicago, Illinois.

     "PROPERTY LOAN" shall mean that certain loan evidenced and secured by the Property Loan Documents.

     "PROPERTY LOAN DOCUMENTS" shall mean the documents evidencing and securing a loan to Owner as described on Exhibit C hereto.

     "PROPERTY VALUE" shall mean the lesser of (A) the most recent appraised value of the Property determined by an appraisal satisfactory to Lender and (B) Net Operating Income of the trailing twelve month period divided by 10%.

     "PROVIDED INFORMATION" shall have the meaning set forth in Section 9.1.

     "QUALIFIED SURVEy" shall mean a current title survey, certified to the title company and Lender and their successors and assigns, that (A) is in form and content reasonably satisfactory to Lender, (B) is prepared by a professional and properly licensed land surveyor satisfactory to Lender in accordance with the 1997 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys,
(C) meets the classification of an "Urban Survey" and includes the following additional items from the list of "Optional Survey Responsibilities and Specifications" (Table A): 1, 2, 3, 4, 5, 6, 7a-b, 8, 9, 10, 11 and 13, (D)
reflects the same legal description contained in the Title Insurance Policy relating to the Property, and (E) contains a certification in form and substance reasonably acceptable to Lender.

     "QUALIFIED TITLE INSURANCE POLICY" shall mean a Title Insurance Policy issued by First American Title Insurance Company or another title company acceptable to Lender, with reinsurance and direct access agreements acceptable to Lender, which Title Insurance Policy shall (A) provide coverage in the amount of the Loan, (B) insure Lender that the Mortgage creates a valid lien on the Property encumbered thereby of the requisite priority, free and clear of all exceptions from coverage other than Permitted Encumbrances and standard exceptions and exclusions from coverage (as modified by the terms of any endorsements), (C) contain such endorsements and affirmative coverages as Lender may reasonably request, (D) name Lender as the insured and (E) be assignable.

     "RATING AGENCY" shall mean each of Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. and Fitch Investors Service, Inc. or any other nationally-recognized statistical rating agency which has been approved by Lender.

     "REGISTRATION  STATEMENT"  shall  have the  meaning  set  forth in  Section
9.2(b).

     "RENTS" shall mean, with respect to the Property, all rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Owner or its agents or employees from any and all sources arising from or attributable to the Property, including all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of the Property and proceeds, if any, from business interruption or other loss of income insurance.

     "RENT ROLL" shall have the meaning set forth in Section 4.1(aa).

     "REQUIRED RECORDS" shall have the meaning set forth in Section 5.1(k).

     "RESIZING DATE" shall mean each March 11 and September 11, commencing on March 11, 2000.

     "RESTORATION" shall have the meaning set forth in Section 7.1.2(b).

     "SPE MEMBER" shall have the meaning set forth in Section 4.1(dd).

     "SECONDARY MARKET  TRANSACTION"  shall mean any transaction in which Lender
(i) sells the Loan, the Note and the other Loan Documents to one or more investors as a whole loan, (ii) participates the Loan to one or more investors,
(iii) deposits the Loan, the Mortgage, the Note and other Loan Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets or (iv) otherwise sells the Loan or an interest therein to investors.

     "SECURITIES" shall have the meaning set forth in Section 9.1.

     "SECURITIES ACT" shall have the meaning set forth in Section 9.2(a).

     "SECURITIZATION" shall have the meaning set forth in Section 9.1.

     "SECURITY   AGREEMENT"   shall  have  the  meaning  set  forth  in  Section
2.3.3(vii).

     "SERVICER" shall mean the entity appointed by Lender to service the Loan or its successor in interest, or if any successor servicer is appointed pursuant to the Pooling and Servicing Agreement, such successor servicer.

     "STATE" shall mean the State of Illinois.

     "STATED MATURITY DATE" shall mean November 11, 2001, subject to extension in accordance with Section 2.3.2.

     "SUBORDINATION AGREEMENT" shall mean collectively, all of the agreements entered into in connection with subordinating the Subordinate Loan to the Property Loan.

     "SUBORDINATE PROPERTY LOAN" shall mean the loan secured by a second mortgage on the Property.

     "SUCCESSOR BORROWER" shall have the meaning set forth in Section 2.3.3(c).

     "SURVEY" shall mean a survey of the Property in question prepared by a surveyor licensed in the State and satisfactory to Lender and the company or companies issuing the Title Insurance Policies, and containing a certification of such surveyor satisfactory to Lender.

     "TAX AND INSURANCE ESCROW FUND" shall have the meaning set forth in Section 7.3.1.

     "TAXES"   shall  mean  all  real  estate  and  personal   property   taxes,
assessments, water rates or sewer rents, now or hereafter levied or assessed or imposed against the Property or part thereof.

     "TERM" shall mean the entire term of this Agreement, which shall expire upon repayment in full of the Debt and full performance of each and every obligation to be performed by Borrower pursuant to the Loan Documents.

     "TITLE INSURANCE POLICY" shall mean, with respect to the Property, the ALTA mortgagee title insurance policy in the form (acceptable to Lender) issued with respect to the Property and insuring the lien of the Mortgage encumbering the Property.

     "TRANSFER" shall have the meaning set forth in Section 6.1(j).

     "TREASURY RATE" shall mean, at any time of determination, the yield on the bid price appear on such date on Telerate page 500 for the second most recently issued 10-year, non-callable U.S. Treasury security or, if there is no such U.S. Treasury security, the then prevailing yield on the U.S. Treasury security then being used by Lender to price 10-year fixed rate mortgage loans.

     "UCC" or "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as in effect in the State.

     "UNDERWRITER GROUP" shall have the meaning set forth in Section 9.2(b).

     "UNDERWRITTEN NET OPERATING INCOME" for the 12-month period ending with the most recently completed calendar month, all Operating Income minus all Operating Expenses during such period, as determined by Lender; provided that, in determining Underwritten Net Operating Income, adjustments shall be made to reflect market and submarket occupancy and other factors determined to be relevant by Lender, including the following adjustments: (i) Operating Income will be adjusted (A) to include only Rents based on such trailing 12 month period plus credit (as determined by Lender) for investment grade credit rated tenants and other tenants approved by Lender which have been in occupancy for less than one year; (B) to exclude Rents from temporary or month to month tenants; provided, however, that such income will be included only to the extent it is determined by Lender to be both stabilized and recurring, but only in an amount not to exceed a maximum of 50% of such Rent collected in such trailing 12 month period; (C) to exclude Rents from tenants operating under bankruptcy protection; (D) to mark any above market Leases to market rents; (E) to reflect any Rent adjustments or cancellation option in any Leases; (F) for reimbursements (not in excess of corresponding expense items) based on such trailing 12 month period to the extent it is determined by Lender, in its discretion, to be both stabilized and recurring; (G) to include other income on a case-by-case basis but only to the extent it is determined by Lender to be both stabilized and recurring and (H) a vacancy and credit loss allowance equal to the greater of: (1) actual historical vacancy and/or credit loss (2) 10% of underwritten gross revenues and (3) market vacancy allowances as determined by Lender. (ii) Operating Expenses will be adjusted to reflect (A) the greater of:
(1) the actual expenses for such trailing 12 month period (except real estate taxes and insurance, which will be included at their stabilized, recurring levels), (2) the average actual annual expenses over the past three years but excluding any non-recurring items Capital Expenses; and (3) projected annual expenses based on then current occupancy levels; (B) a normalized allowance for costs of free rent, downtime, tenant improvement and leasing commissions pursuant to Lender's standard underwriting assumptions and other assumptions based on market information as determined by Lender during its due diligence, without duplication for costs deducted under other sections of this definition and subject to a minimum of $1.25 per occupied square foot; (C) a reserve for Capital Expenses equal to at least $0.25 per square foot of rentable space per annum (or such higher amount as is recommended in a third-party engineering report); (D) a management fee equal to the greater of the Management Fee or 5% of total revenues; and (E) other adjustments as determined by Lender in its discretion consistent with its due diligence findings and prevailing market conditions. In determining Underwritten Net Operating Income, all pro forma adjustments to revenue and expenses shall be approved by Lender in its discretion and shall be subject to Lender's full due diligence.

     "U.S. OBLIGATION" shall mean direct non-callable obligations of the United States of America.

     Section 1.2 PRINCIPLES OF CONSTRUCTION. All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified. Unless otherwise specified, the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, as modified herein.

II.  GENERAL

     Section 2.1 THE LOAN.

     2.1.1 COMMITMENT. Subject to and upon the terms and conditions set forth herein, including the conditions precedent set forth in Section 3.1, Lender hereby agrees to make the Loan to Borrower on the Closing Date, in the aggregate original principal amount set forth in the Note and which Loan shall mature on the Stated Maturity Date. Borrower hereby agrees to accept the Loan on the Closing Date, subject to and upon the terms and conditions set forth herein.

     2.1.2 DISBURSEMENT TO BORROWER. Borrower may request and receive only one borrowing hereunder in respect of the Loan, except to the extent Borrower qualifies for additional disbursements pursuant to Section 2.7. Borrower shall receive the Loan upon the Closing, subject to the direction given by Borrower as to the application of Loan proceeds for the uses set forth in Section 2.1.4. Any amount borrowed and repaid hereunder in respect of the Loan may not be reborrowed.

     2.1.3 THE NOTE. The Loan shall be evidenced by the Note, in the aggregate original principal amount of the Loan. The Note shall bear interest as provided therein. The Note shall be subject to repayment as provided in Section 2.3, shall be entitled to the benefits of this Agreement and shall be secured by the Mortgage and the other Loan Documents.

     2.1.4 USE OF PROCEEDS OF LOAN.  Borrower shall use the proceeds of the Loan
(i) to pay costs and expenses incurred in connection with the Closing of the Loan, as approved by Lender and (ii) with respect to the remainder, if any, as Borrower directs.

     Section 2.2 INTEREST; MONTHLY PAYMENTS.

     2.2.1 GENERALLY. Borrower shall pay interest on the outstanding principal balance of the Loan in accordance with the terms of the Note.

     2.2.2 DEFAULT RATE. After the occurrence and during the continuance of an Event of Default, the entire outstanding principal balance of the Loan shall bear interest at the Default Rate, and shall be payable upon demand from time to time, to the extent permitted by applicable law. Payment or acceptance of the increased rates provided for in this subsection is not a permitted alternative to timely payment and shall not constitute a waiver of any Default or Event of Default or an amendment to this Agreement or any other Loan Document and shall not otherwise prejudice or limit any rights or remedies of Lender.

     Section 2.3 LOAN REPAYMENT.

     2.3.1 REPAYMENT AND EXIT FEE. Borrower shall repay any outstanding principal indebtedness of the Loan in full on the Maturity Date of the Loan, together with interest thereon to (but excluding) the date of repayment. Borrower shall have the right to prepay all or any portion of Loan at any time. Any repayment of the Loan (whether at maturity, by acceleration, pursuant to Section 2.7, or otherwise) shall be accompanied by a fee equal to 1% of any principal portion of the Loan that is repaid prior to the date which is one year from the date hereof, and 2% of any portion of the Loan that is repaid thereafter, unless such repayment is from the proceeds of permanent financing provided by Lender.

     2.3.2 EXTENSION OPTION. The Stated Maturity may be extended for up to two one-year periods, so long as for each extension: (i) Borrower provides notice to Lender exercising such one year extension option no later than ninety days prior to the then current Stated Maturity, (ii) no Default exists at the time the extension is exercised or the time the extension period commences, (iii) the Debt Service Coverage Ratio is not less than 1.40:1 at the time the extension is exercised and at the commencement of the extension period, (iv) no Default exists under the terms of the Guaranty by the Guarantor, and (v) Borrower pays an extension fee to Lender of 1% of the then outstanding Loan amount in connection with the first extension period and .5% of the then outstanding Loan amount for the second extension period.

     Section 2.4 RELEASE ON PAYMENT IN FULL. Lender shall, upon the written request and at the expense of Borrower, upon payment in full of all principal and interest on the Loan and all other amounts due and payable under the Loan Documents in accordance with the terms thereof, release the Lien of the Loan Documents if not theretofore released.

     Section 2.5 PAYMENTS AND COMPUTATIONS.

     2.5.1 MAKING OF PAYMENTS. Each payment by Borrower hereunder or under the Note shall be made in funds settled through the New York Clearing House Interbank Payments System or other funds immediately available to Lender by 11:00 a.m., New York City time, on the date such payment is due, to Lender by deposit to such account as Lender may designate by written notice to Borrower. Whenever any payment hereunder or under the Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the first Business Day thereafter.

     2.5.2 COMPUTATIONS. Interest payable hereunder or under the Note by Borrower shall be computed on the basis of the actual number of days elapsed in a 360-day year.

     2.5.3 LATE PAYMENT CHARGE. If any principal, interest or any other sums due under the Loan Documents is not paid by Borrower on the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law in order to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. Any such amount shall be secured by the Loan Documents.

     Section 2.6 CASH MANAGEMENT ARRANGEMENTS.

     (a) All Rents (other than security deposits) will be transmitted directly into an account maintained by Owner but pledged to Borrower at the Cash Collateral Account Bank pursuant to the Cash Collateral Account Agreement. All other income or revenue received by Borrower or Manager in connection with the Property will be deposited into the Cash Collateral Account on the date of receipt. Any amounts so deposited into the Cash Collateral Account shall be applied and disbursed in accordance with the terms and provisions of this Agreement and the Cash Collateral Account Agreement.

     (b) Borrower hereby assigns and pledges to Lender all of its right, title and interest in the Cash Collateral Account Agreement and Custody Agreement and agrees to notify the Cash Collateral Account Bank of Lender's interest, and that the Lender shall be entitled to exercise all of Borrower's rights under the Cash Collateral Account Agreement and Custody Agreement.

     (c) Anything hereinabove in this Section to the contrary notwithstanding, from and after the occurrence and during the continuance of an Event of Default, Lender shall be entitled to notify the Cash Collateral Account Bank, subject to the terms of the Cash Collateral Account Agreement, to deliver, assign and sell the Collateral (as defined in the Cash Collateral Account Agreement) to Lender and such proceeds shall be applied to the payment of Debt Service on the Loan (including, if applicable, interest at the Default Rate), required reserves and Approved Operating Expenses and/or to the payment of the principal amount of the Note, in such order as Lender shall determine in its sole discretion.

     Section 2.7 RESIZING. As of each Resizing Date, Lender shall resize the Loan based upon the following formula. The resized Loan Amount shall be equal to
(a) Underwritten Net Operating Income divided by 1.4, divided by (b) the Debt Constant. Borrower, at its sole cost and expense, shall promptly provide to Lender upon request all documentation and information determined by Lender in its sole discretion to be necessary to complete its underwriting analysis in connection with the resizing of the Loan, including without limitation, leases, rent rolls, property operating and financial statements, and such third party reports and other information and documents determined by Lender in its sole discretion to be necessary to assess the condition, operation and value of the Property. Borrower shall provide all such information not later than sixty days prior to the Resizing Date. If any information requested by Lender is not provided, then Lender shall be entitled to make its own good faith judgment with regard to the missing information when making its resizing determination. Lender agrees to notify Borrower as to the Resizing Amount thirty days prior to the Resizing Date provided it has received the requested information in a timely fashion. If the Resized Loan Amount is less than the then current outstanding Loan amount, Borrower shall repay such difference on the Resizing Date. If the resized Loan Amount is greater than the then outstanding amount of the Loan, as of any Resizing Date occurring on March 11th, then Lender shall advance to Borrower on the Resizing Date upon request made by Borrower no later than two
(2) business days prior to the Resizing Date, the amount requested by Borrower for an additional disbursement of the Loan so long as (i) such amount does not increase the outstanding balance of the Loan to an amount greater than the Resized Loan Amount (or 85% of the outstanding principal balance of the Property Loan, whichever is less), (ii) no Default has occurred and is continuing, (iii) all of Borrower's representations and warranties contained herein and in the other Loan Documents shall be true and correct in all material respects as of the Resizing Date, (iv) the outstanding principal balance of the Property Loan is not more than 70% of the Property Value, (v) Borrower pays a fee to Lender equal to 1% of the incremental loan proceeds advanced, and (vi) Borrower delivers to Lender a disbursement request that has been consented to by Lake Investors, LaSalle Land Partnership, L.P., and LaSalle Mayfair Joint Venture.

III. CONDITIONS PRECEDENT

     Section 3.1 CONDITIONS PRECEDENT TO THE LOAN. The obligation of Lender to make the Loan hereunder is subject to the fulfillment by Borrower or waiver by Lender of the following conditions precedent no later than the Closing Date:

     (a) REPRESENTATION AND WARRANTIES; COMPLIANCE WITH CONDITIONS. The representations and warranties of Borrower contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on and as of such date, and no Default or Event of Default shall have occurred and be continuing; and Borrower shall be in compliance in all material respects with all terms and conditions set forth in this Agreement and in each other Loan Document on its part to be observed or performed.

     (b) LOAN AGREEMENT AND NOTE. Lender shall have received a copy of this Agreement and the Note, in each case, duly executed and delivered on behalf of Borrower.

     (c) DELIVERY OF LOAN DOCUMENTS; TITLE INSURANCE; REPORTS; LEASES.

          (i) Loan Documents. Lender shall have received from Borrower fully executed and acknowledged counterparts of the Other Loan Documents.

          (ii) Title Insurance. Lender shall have received an update of the Qualified Title Insurance Policy for the Property Loan.

          (iii) Survey. Lender shall have received a Qualified Survey for the Property.

          (iv) Insurance. Lender shall have received valid certificates of insurance for the policies of insurance required hereunder, satisfactory to Lender in its reasonable discretion, and evidence of the payment of all premiums payable for the existing policy period which period shall not be less than one year in advance. Lender shall also have received an acknowledgement from the insurer of Lender's collateral assignment of the Borrower's right to receive insurance proceeds and make decisions in connection with such insurance policies.

          (v) Environmental Reports. Lender shall have received an environmental report in respect of the Property reasonably satisfactory to Lender.

          (vi) Zoning. With respect to the Property, Lender shall have received, at Lender's option, an ALTA 3.1 zoning endorsement for the Title Insurance Policy in substance reasonably satisfactory to Lender.

     (d) Related Documents. Each additional document not specifically referenced herein, but relating to the transactions contemplated herein, shall have been duly authorized, executed and delivered by all parties thereto and Lender shall have received and approved certified copies thereof.

     (e) Delivery of Organizational Documents. On or before the Closing Date, Borrower shall deliver or cause to be delivered to Lender (i) copies certified by Borrower of all organizational documentation related to Borrower and/or the formation, structure, existence, good standing and/or qualification to do business, as Lender may reasonably request, including good standing certificates, qualifications to do business in the appropriate jurisdictions, resolutions authorizing the entering into of the Loan and incumbency certificates as may be requested by Lender.

     (f) Opinions of Borrower's Counsel. Lender shall have received opinions of Borrower's counsel (i) with respect to non-consolidation, true sale or true contribution, and fraudulent transfer issues and (ii) with respect to due execution, authority, enforceability of the Loan Documents and such other matters as Lender may reasonably require, all such opinions in form, scope and substance reasonably satisfactory to Lender and Lender's counsel.

     (g) Delivery of Property Loan Documents. Lender shall have received the originals of the Property Loan Documents, endorsed or assigned in blank.

     (h) Basic Carrying Costs. Borrower or Owner shall have paid or deposited into an applicable reserve fund all deposits required pursuant to the terms of the Property Loan Documents.

     (i) Completion of Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this Agreement and other Loan Documents and all documents incidental thereto shall be satisfactory in form and substance to Lender, and Lender shall have received all such counterpart originals or certified copies of such documents as Lender may reasonably request.

     (j) Financial Statements. Lender shall have received financial statements prepared in accordance with agreed upon procedures for the Property for such periods as Lender may request.

     (k) Leases, Rent Roll and Estoppel Certificates. Borrower shall have provided Lender with original executed or certified copies of each of the Leases in effect as of the date hereof, a current rent roll, and original executed copies of estoppel certificates (or confirmations by the tenant of estoppel certificates previously provided) in the form previously approved by Lender, from those tenants as Lender may request.

     (l) Debt Service Coverage Ratio. The Debt Service Coverage Ratio shall be at least 1.10 to 1.

     (m) Appraisals. Lender shall have received an appraisal for the Property satisfactory to Lender.

     (n) Engineering Reports. Lender shall have received a structural engineering report, reasonably acceptable to Lender, identifying, among other things, (i) deferred maintenance for the Property and the cost thereof and (ii) a ten (10) year schedule of anticipated capital expenditures and the per annum cost thereof.

     (o) Utility Service and Tax Assessment. Borrower shall have delivered evidence that all utility services required for the Property are available and that the Property is subject to separate tax assessment.

     (p) Absence of Adverse Changes. Lender shall have determined that there have been no material developments prior to the Closing Date which could, in Lender's sole judgment, adversely affect the operation of the Property or the ability of Borrower to repay the Loan or the ability of Borrower to perform any of its covenants and agreements set forth in this Agreement and the other Loan Documents.

     (q) Fee. Lender shall have received a structuring fee in the amount of 1% of the principal amount of the Loan disbursed.

IV.  REPRESENTATIONS AND WARRANTIES

     Section  4.1  BORROWER   REPRESENTATIONS   CONCERNING   BORROWER  AND  LOAN
DOCUMENTS. Borrower represents and warrants as of the date hereof and as of the Closing Date that:

     (a) Organization. Borrower has been duly organized and is validly existing and in good standing with requisite limited liability company power and authority to own its properties and to transact the businesses in which it is now engaged. Borrower is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its properties, businesses and operations. Borrower possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its properties and to transact the businesses in which it is now engaged (other than those which the failure to have would not reasonably be expected to have a material adverse effect on the Borrower, the Property or the
Loan), and the sole business of Borrower is the ownership of the Property Loan.

     (b) Proceedings. Borrower has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Loan Documents. This Agreement and such other Loan Documents have been duly executed and delivered by or on behalf of Borrower and constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     (c) No Conflicts. The execution, delivery and performance of this Agreement and the other Loan Documents by Borrower will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than pursuant to the Loan Documents) upon any of the property or assets of Borrower pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, partnership agreement or other agreement or instrument to which Borrower is a party or by which Borrower's property or assets is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Borrower or any of its properties or assets (other than such actions described herein which would not reasonably be expected to have a material adverse effect on the Borrower, the Property, or the Loan), and any consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body required for the execution, delivery and performance by any Borrower of this Agreement or any other Loan Documents has been obtained and is in full force and effect.

     (d) Litigation. There are no actions, suits or proceedings at law or in equity by or before any Governmental Authority or other agency now pending or threatened against or affecting Borrower, which actions, suits or proceedings, if determined against Borrower or the Property, is reasonably likely to materially adversely affect the condition (financial or otherwise) or business of Borrower.

     (e) Agreements. Borrower is not a party to any agreement or instrument or subject to any restriction which would reasonably be expected to materially adversely affect Borrower, or Borrower's business, properties or assets, operations or condition, financial or otherwise. Borrower is not in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which it or the Property is bound.

     (f) No Bankruptcy Filing. Borrower is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its assets or property, and Borrower has no knowledge of any Person contemplating the filing of any such petition against it.

     (g) Full and Accurate Disclosure. To Borrower's knowledge no statement of fact made by Borrower in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no material fact presently known to Borrower which has not been disclosed to Lender which adversely affects, nor as far as Borrower can foresee, might materially adversely affect, the Property or the business, operations or condition (financial or otherwise) of Borrower.

     (h) No Plan Assets. Borrower is not an "employee benefit plan," as defined in Section 3(3) of ERISA, subject to Title I of ERISA, and none of the assets of Borrower constitutes or will constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101.

     (i) Financial Information. All financial data, including the statements of cash flow and income and operating expense, that have been delivered to Lender by Borrower in respect of the Property (i) are true, complete and correct in all material respects, (ii) accurately represent the financial condition of the Property as of the date of such reports and (iii) to the extent prepared by an independent certified public accounting firm, have been prepared in accordance with GAAP consistently applied throughout the periods covered, except as disclosed therein. Borrower has no contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are known to Borrower and reasonably likely to have a materially adverse effect on the Property or the operation thereof, except as referred to or reflected in said financial statements. Since the date of such financial statements, there has been no materially adverse change in the financial condition, operations or business of Borrower from that set forth in said financial statements.

     (j) Federal Reserve Regulations. No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of this Agreement or the other Loan Documents.

     (k) Not a Foreign Person. Borrower is not a "foreign person" within the meaning ofss.1445(f)(3) of the Code.

     (l) Enforceability. The Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense by Borrower, including the defense of usury, nor would the exercise of any of the terms of the Loan Documents, or the exercise of any right thereunder, render the Loan Documents unenforceable, and Borrower has not asserted any right of rescission, set-off, counterclaim or defense with respect thereto.

     (m) Single-Purpose. Borrower hereby represents and warrants to, and covenants with, Lender that, as of the date hereof and until such time as the Debt shall be paid in full:

          (i) Borrower does not and will not own any asset or property other than (A) the Property Loan and (B) incidental personal property necessary for the ownership or operation of the Property Loan.

          (ii) Borrower will not engage in any business other than the ownership of the Property Loan and will in all material respects conduct and operate its business as presently conducted and operated.

          (iii) Borrower will not enter into any contract or agreement with any of its Affiliates or constituent parties, Guarantor or any Affiliate of any constituent party or Guarantor, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any such party.

          (iv) Borrower has not incurred, and Borrower will not incur, any indebtedness, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than the Permitted Indebtedness. Except as set forth in the immediately preceding sentence, no indebtedness other than the Debt may be secured (subordinate or pari passu) by the Property Loan.

          (v) Borrower has not made and will not make any loans or advances to any third party (including any Affiliate or constituent party, Guarantor or any Affiliate of any constituent party or Guarantor), except for advances approved by Lender to pay redevelopment costs in connection with the Property that are secured by the Property Loan Documents.

          (vi) Borrower is and will remain solvent and will pay its debts and liabilities (including employment and overhead expenses) from its assets as the same shall become due.

          (vii) Borrower has done or caused to be done and will do all things necessary to observe corporate, partnership, or limited liability company formalities, as the case may be, and preserve its existence.

          (viii) Borrower will not permit any constituent party or Guarantor to, amend, modify or otherwise change the partnership certificate, partnership agreement, articles of incorporation and bylaws, trust, operating agreement or other organizational documents of Borrower or such constituent party or Guarantor in a manner which would adversely affect Borrower's existence as a single purpose entity.

          (ix) Borrower will maintain books and records and bank accounts separate from those of its Affiliates and any constituent party and Borrower will file its own tax returns.

          (x) Borrower will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate, any constituent party, Guarantor or any Affiliate of any constituent party or Guarantor), shall conduct business in its own name and shall maintain and utilize separate stationery, invoices and checks.

          (xi)  Borrower  will   maintain   adequate   capital  for  the  normal
obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

          (xii) Neither Borrower nor any constituent party will seek the dissolution or winding up, in whole or in part, of Borrower.

          (xiii) Borrower will not commingle its funds and other assets with those of any Affiliate or constituent party, Guarantor, or any Affiliate of any constituent party or Guarantor, or any other person.

          (xiv) Borrower has and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or constituent party, Guarantor, or any Affiliate of any constituent party or Guarantor, or any other Person.

          (xv) Borrower does not and will not hold itself out to be responsible for the debts or obligations of any other Person.

          (xvi) Borrower shall at all times have one member (the "SPE Member") who is a "single purpose entity" and shall at all times comply with each of the representations, warranties, and covenants contained in this Section 4.1 as if such representation, warranty or covenant was made directly by such SPE Member.

          (xvii) The charter of the SPE Member shall at all times have at least one duly appointed member of its board of directors (an "Independent Director") reasonably satisfactory to Lender who shall not have been at the time of such individual's appointment, and may not have been at any time during the preceding five (5) years (i) a member of, or an officer or employee of, Borrower or any of its shareholders, subsidiaries or Affiliates (except as an Independent Director on any of their boards of directors), (ii) a customer, or supplier, Borrower or any of its members, subsidiaries or Affiliates (except as an Independent Director on any of their boards of directors), (iii) a person or other entity controlling any such member, supplier or customer or (iv) a member of the immediate family of any such shareholder, officer, employee, supplier or customer of any other director of the SPE Member. As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of voting securities, by contract or otherwise.

          (xviii) The board of directors of the SPE Member shall not take any action which, under the terms of any certificate of incorporation, bylaws or any voting trust agreement with respect to any common stock, requires the vote of the board of directors of the SPE Member unless at the time of such action there shall be at least one member who is an Independent Director.

          (xix) Borrower shall conduct its business so that the assumptions made with respect to Borrower in that certain opinion letter dated as of the Closing Date delivered by Borrower's counsel in connection with the Loan shall be true and correct in all respects.

     (n) Investment Company Act. Borrower is not (i) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (ii) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (iii) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

     (o) Fraudulent Transfer. Borrower has not entered into the Loan or any Loan Document with the actual intent to hinder, delay, or defraud any creditor, and Borrower has received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the transactions contemplated by the Loan Documents, the fair saleable value of Borrower's assets exceeds and will, immediately following the execution and delivery of the Loan Documents, exceed Borrower's total liabilities, including subordinated, unliquidated, disputed or contingent liabilities. The fair saleable value of Borrower's assets is and will, immediately following the execution and delivery of the Loan Documents, be greater than Borrower's probable liabilities, including the maximum amount of its contingent liabilities or its debts as such debts become absolute and matured. Borrower's assets do not and, immediately following the execution and delivery of the Loan Documents will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Borrower).

     Section 4.2 BORROWER REPRESENTATIONS CONCERNING PROPERTY AND PROPERTY LOAN DOCUMENTS. Borrower represents and warrants as of the date hereof and as of the Closing Date.

     (a) The Property Loan Documents are not subject to an assignment or pledge, and the Borrower has good and marketable title to, and is the sole owner of, the Property Loan Documents, free and clear of any loan participations, third party claims or other Liens.

     (b) The Borrower has full right and authority to sell, assign and transfer the Property Loan and the collateral assignment to the Lender constitutes a legal, valid and binding assignment of the Property Loan.

     (c) The Borrower is pledging the Property Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering the Property Loan.

     (d) The Property Loan Documents are legal, valid and binding obligations of the Owner, enforceable in accordance with their terms, and there is no valid defense, counterclaim, right of rescission or right of set-off or abatement available to the Owner with respect to such Property Loan Documents.

     (e) The Property Loan Documents create a valid, collateral or first priority assignment of, or a valid first priority security interest in, certain rights under the Leases, subject only to a license granted to the Owner to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the Property, no Person other than the Owner owns any interest in any payments due under such leases that is superior to or of equal priority with the Borrower's interest therein.

     (f) The Property Loan has not been waived, modified, altered, satisfied, canceled, subordinated or rescinded and the Property has not been released from the lien of the Property Loan Documents in any manner except as provided in the documents identified in Exhibit C.

     (g) The Property Loan Documents create a valid and enforceable first lien on the Property, and the Property, is free and clear of any mechanic's and materialmen's liens which are prior to or equal with the lien of the Property Loan Documents, except those which are insured against by a lender's title insurance policy (as described below).

     (h) The Borrower has not taken any action, nor has knowledge that the Owner has taken any action, that would cause the representations and warranties made by the Owner with respect to the Property Loan not to be true.

     (i) The Borrower has no knowledge that the representations an warranties made by the Owner with respect to the Property Loan are not true in any material respect.

     (j) The lien created by the Property Loan Documents is insured by an ALTA lender's title insurance policy, or its equivalent as adopted in the applicable jurisdiction issued by one or more nationally recognized title insurance companies, insuring the Borrower as to a valid and first priority lien of the Mortgage in at least the original principal amount of such Loan, subject only to
(a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record set forth in the Title Policy, none of which, individually or in the aggregate, materially interferes with the current use or operation of the Property or the security intended to be provided by such Mortgage or with the Owner's ability to pay its obligations when they become due or the value, use or operation of the related Mortgaged Property and (c) the exceptions (general and specific) set forth in such insurance policy, none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage or with the Owner's ability to pay its obligations when they become due or the value, use or operation of the Property; the Borrower and Lender, its successors or assigns are the sole named insureds of such policy as their interests may appear; no claims have been made under such policy and the Borrower has not done anything (by act or omission), and the Borrower has no knowledge of any matter, which would impair or diminish the coverage of such policy in any material respect.

     (k) The current outstanding principal balance of the Property Loan is $62,518,231.47. Borrower has no obligation to make any additional advances under the Property Loan Documents.

     (l) No building or other improvement on the Property has been affected in any material manner or suffered any material loss as a result of any fire, wind, explosion, accident or other cause and the Property is free of any damage that would materially and adversely affect the value of the Property as security for the Property Loan and is in good repair; there is no proceeding pending for the total or partial condemnation of the Property.

     (m) To Borrower's knowledge the Owner is in possession of all material licenses, permits and other authorizations necessary and required by all applicable laws for the conduct of its business and all such licenses, permits and authorizations are valid and in full force and effect.

     (n) (i) The Property is insured by a fire and extended perils insurance policy, issued by an insurer meeting the requirements under the Property Loan in an amount not less than the replacement cost and the amount necessary to avoid the operation of any co-insurance provisions with respect to the Property;

          (ii) The Property is covered by business interruption insurance (for at least 18 months of rent interruptions) and the Property is covered by comprehensive general liability insurance in amounts generally required by institutional lenders for similar properties;

          (iii)All premiums on any insurance policies required to be paid as of the Closing Date have been paid;

          (iv) The insurance policies require at least 30 days prior notice to the insured of termination or cancellation, and no such notice has been received; and

          (v) The Property Loan Documents obligate the Owner to maintain all such insurance and, at such Owner's failure to do so, authorize the Borrower to maintain such insurance at the Owner's cost and expense and to seek reimbursement therefor from such Owner.

     (o) There is no default, breach, violation or event of acceleration existing under the Property Loan Documents and, to the Borrower's knowledge, no event that, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a default, breach, violation or event of acceleration and the Borrower has not waived any default, breach, violation or event of acceleration.

     (p) To the best of Borrower's knowledge, Owner is not a debtor in a state or federal bankruptcy or insolvency preceding. To the best of Borrower's knowledge, the Property, is in material compliance with all applicable federal, state and local laws pertaining to environmental hazards, and no notice of violation of such laws has been issued by any governmental agency or authority; the Borrower has not taken any action that would cause the Property not to be in material compliance with all federal, state and local laws pertaining to environmental hazards.

     (q) To Borrower's knowledge the Property is in compliance, in all material respects, with all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Property. All inspections, licenses and certificates required, including certificates of occupancy (if applicable), whether by law, ordinance, regulation or insurance standards to be made or issued with respect to the Property, have been obtained and are in full force and effect.

     (r) The Property is not located in a special flood hazard area as defined by the Federal Insurance Administration, or if it is, and flood insurance was available, a flood insurance policy meeting any requirements of the Federal Insurance Administration is in effect.

     (s) The Property (i) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (ii) is served by public utilities, water and sewer (or septic facilities), (iii) is a separate tax parcel (or has reserved funds sufficient to cover taxes for the entire tax parcel) and (iv) has parking as required under applicable law.

     (t) The Borrower has not advanced additional funds for principal and interest or taxes and insurance or knowingly received any advance of funds from a party other than the Owner for the payment of any amount required by the Property.

     (u) The Property Loan Documents contain no provision limiting the right or ability of the Borrower to assign, transfer and convey the Property Loan Documents to any other Person.

     (v) Attached hereto as Schedule 2 is a rent roll (the "Rent Roll") for the Property. The Rent Roll is true, correct and complete in all material respects with respect to the subject matter thereof. The only Leases affecting the Property are those reflected in the Rent Roll. To Borrower's knowledge following inquiry as a duly diligent lender, except as set forth in Schedule 1: (i) each Lease is in full force and effect; (ii) except for those Leases with terms that have not yet commenced, the tenants under the Leases have accepted possession of and are in occupancy of all of their respective demised premises (unless such demised premises or portions thereof, have been subleased), have commenced the payment of rent under such Leases and there are no offsets, claims or defenses to the enforcement thereof; (iii) all rents due and payable under the Leases have been paid and no portion thereof has been paid for any period more than thirty (30) days in advance; (iv) the rent payable under each Lease is the amount set forth in the Rent Roll and there is no claim or basis for a claim by the tenant thereunder for an adjustment to the rent; (v) no tenant has made any claim against the landlord under the Leases which remains outstanding and there are no defaults on the part of the landlord under any Lease and no event has occurred which, with the giving of notice or passage of time, or both, would constitute such default; and (vi) there is no present material default by any tenant under any Lease. None of the Leases contains any option to purchase or right of first refusal to purchase the Property or any part thereof. The Leases have not been assigned or pledged except to Lender and Borrower, and no other person whatsoever has any interest therein except the tenants and Landlord thereunder pursuant to the Leases.

     (w) To Borrower's actual knowledge, the survey for the Property delivered to Lender in connection with this Agreement does not fail to reflect any material matter affecting the Property or the title thereto.

     Section 4.3 SURVIVAL OF REPRESENTATIONS. Borrower agrees that all of the representations and warranties of Borrower set forth in Section 4.1 and elsewhere in this Agreement and in the other Loan Documents shall survive for so long as any amount remains owing to Lender under this Agreement or any of the other Loan Documents by Borrower. All representations, warranties, covenants and agreements made in this Agreement or in the other Loan Documents by Borrower shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf.

V.   AFFIRMATIVE COVENANTS
     ---------------------

     Section 5.1 BORROWER COVENANTS. From the date hereof and until payment and performance in full of all obligations of Borrower under the Loan Documents, Borrower hereby covenants and agrees with Lender that:

     (a) Existence; Compliance with Legal Requirements; Insurance. Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, licenses, permits and franchises and comply with all Legal Requirements applicable to it and cause the Owner to comply with all Legal Requirements applicable to Owner or the Property. Borrower shall at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business and shall cause the Owner to keep the Property in good working order and repair, and from time to time make, or cause to be made, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto.

     (b) Taxes and Other Charges. Borrower shall cause Owner to pay all Taxes and Other Charges now or hereafter levied or assessed or imposed against the Property or any part thereof as the same become due and payable, other than those which it is protesting in good faith by appropriate proceedings diligently pursued in accordance with this Section. Borrower will deliver to Lender receipts for payment or other evidence satisfactory to Lender that the Taxes and Other Charges have been so paid or are not then delinquent no later than thirty
(30) days prior to the date on which the Taxes and/or Other Charges would otherwise be delinquent if not paid. Borrower shall permit suffer and when due shall cause to be paid and discharged by owner any lien or charge whatsoever which may be or become a lien or charge against the Property (other than those liens or charges which Owner is protesting in good faith by appropriate proceedings, diligently pursued in accordance with the terms of the Property Loan Documents).

     (c) Litigation. Borrower shall give prompt written notice to Lender of any litigation or governmental proceedings pending or threatened against Borrower which is reasonably likely to materially adversely affect Borrower's condition (financial or otherwise) or business or, to Borrower's knowledge, the Property or Owner.

     (d)  Premises.  Borrower  shall  cooperate  with Lender in  exercising  its inspection rights under the Property Loan Documents to permit agents, representatives and employees of Lender to inspect the Property or any part thereof at reasonable hours upon reasonable advance notice.

     (e) Notice of Default. Borrower shall promptly advise Lender of any material adverse change in Borrower's or the Property's condition, financial or otherwise, or of the occurrence of any Default or Event of Default of which Borrower has knowledge hereunder or under the Property Loan Documents.

     (f) Cooperate in Legal Proceedings. Borrower shall cooperate fully with Lender with respect to any proceedings before any court, board or other Governmental Authority which may in any way materially adversely affect the rights of Lender hereunder or any rights obtained by Lender under any of the other Loan Documents and, in connection therewith, permit Lender, at its election, to participate in any such proceedings.

     (g) Perform Loan Documents. Borrower shall observe, perform and satisfy all the terms, provisions, covenants and conditions of, and shall pay when due all costs, fees and expenses to the extent required under the Loan Documents executed and delivered by Borrower.

     (h) Insurance Benefits. Borrower shall cooperate with Lender in obtaining for Lender the benefits of any Insurance Proceeds lawfully or equitably payable in accordance with Section 7.1 hereof in connection with the Property, and Lender shall be reimbursed for any expenses incurred in connection therewith (including attorneys' fees and disbursements, and the expense of an appraisal on behalf of Lender in case of a fire or other casualty affecting the Property or any part thereof) out of such Insurance Proceeds.

          (i) Further Assurances. Borrower shall, at Borrower's sole cost and expense:

               (A) furnish to Lender all instruments, documents, boundary surveys, footing or foundation surveys, certificates, plans and specifications, appraisals, title and other insurance reports and agreements, and each and every other document, certificate, agreement and instrument furnished to it pursuant to the terms of the Property Loan Documents.

               (B) execute and deliver to Lender such documents, instruments, certificates, assignments and other writings, and do such other acts necessary or desirable, to evidence, preserve and/or protect the collateral at any time securing or intended to secure its obligations under the Loan Documents, as Lender may reasonably require, so long as Borrower's obligations or liability are not materially increased thereby or any of Borrower's rights or remedies are not materially diminished thereby; and

               (C) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents, as Lender shall reasonably require from time to time, so long as Borrower's obligations and liability are not materially increased thereby and Borrower's rights and remedies are not materially diminished thereby.

     (j) Financial Reporting.

          (i) Borrower will cause Owner to keep and maintain on a Fiscal Year basis, in accordance with GAAP or another method of preparation approved by Lender, proper and accurate books, records and accounts reflecting all of the financial affairs of the Property and all items of income and expense in connection with the operation of the Property and in connection with any services, equipment or furnishings provided in connection with the operation of the Property, whether such income or expense be realized by Owner or by any other Person whatsoever, excepting lessees unrelated to and unaffiliated with Owner who have leased from Owner portions of the Property for the purpose of occupying the same. Lender shall have the right from time to time at all times during normal business hours upon reasonable notice to examine such books, records and accounts at the office of Borrower or other Person maintaining such books, records and accounts and to make such copies or extracts thereof as Lender shall desire. After the occurrence and during the continuance of an Event of Default, Borrower shall pay any costs and expenses incurred by Lender to examine accounting records with respect to the Property, as Lender shall determine to be necessary or appropriate in the protection of Lender's interest.

          (ii) Borrower will furnish to Lender promptly upon receipt all financial reports and other information and documentation provided to Borrower under the Property Loan Documents. Borrower shall also cause Manager to provide such information regarding the Property as may be requested from time to time provided such information is customarily maintained by Borrower.

     (k) Business and Operations. Borrower will continue to engage in the business presently conducted by it. Borrower will qualify to do business and will remain in good standing under the laws of each jurisdiction as and to the extent the same are required for the conduct of its business.

     (l) Title to the Property Loan. Borrower will warrant and defend (i) the title to the Property Loan and (ii) the validity and priority of the Lien of the Assignment of Loan Documents, in each case against the claims of all Persons whomsoever. Borrower shall reimburse Lender for any losses, costs, damages or expenses (including reasonable attorneys' fees and court costs) incurred by Lender if an interest in the Property Loan, other than as permitted hereunder, is claimed by another Person.

     (m) Costs of Enforcement. In the event (i) that the Loan Documents are put into the hands of an attorney for collection, suit, action or foreclosure, or
(ii) of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of Borrower or Owner or an assignment by Borrower or Owner for the benefit of its creditors, Borrower, its successors or assigns, shall be chargeable with and agrees to pay all costs of collection and defense, including reasonable attorneys' fees in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, which shall be due and payable together with all required service or use taxes.

     (n) Estoppel Statement.

          (i) After request by Lender, Borrower shall within ten (10) days furnish Lender with a statement, duly acknowledged and certified, setting forth
(A) the unpaid principal amount of the Note and the Property Loan, (B) the Interest Rate of the Note, (C) the date installments of interest and/or principal were last paid on the Note and Property Loan, (D) any offsets or defenses to the payment of the Debt, if any and (E) that the Note, this
Agreement,  the  Mortgage  and the other Loan  Documents  are  valid,  legal and binding obligations and have not been modified or if modified, giving particulars of such modification.

          (ii) After request by Lender (but no more frequently than once in any year), Borrower shall within ten (10) days furnish Lender with a certificate reaffirming all representations and warranties of Borrower set forth herein and in the other Loan Documents as of the date requested by Lender or, to the extent of any changes to any such representations and warranties, so stating such changes.

     (o) Loan Proceeds. Borrower shall use the proceeds of the Loan received by it on the Closing Date only for the purposes set forth in Section 2.1.4.

     (p) Amendments by Borrower. Borrower shall not enter into or otherwise suffer or permit any amendment, waiver, supplement, termination or other modification of any Loan Document executed and delivered by Borrower without the prior written consent of Lender.

     (q) Confirmation of Representations. In addition to and not in limitation of the covenants and agreements of Borrower contained in Section 9.1, Borrower shall deliver, in connection with any Secondary Market Transaction, (i) Officer's Certificates certifying as to the accuracy of all representations made by Borrower in the Loan Documents as of the date of the closing of such Secondary Market Transaction (with such modification thereto to make such representation factually accurate) and (ii) certificates of the relevant
Governmental Authorities in all relevant jurisdictions indicating the good standing and qualification of Borrower as of the date of the Secondary Market Transaction.

     (r) Budgets. Borrower shall furnish to Lender promptly upon receipt all budgets and other information received by Borrower under the terms of the Cash Collateral Account Agreement or Management Agreement. Borrower shall not approve any budget or consent to any disbursement requiring its approval without the prior consent of Lender.

     (s) No Joint Assessment. Borrower shall not suffer, permit or initiate the joint assessment of the Property (i) with any other real property constituting a tax lot separate from the Property and (ii) with any portion of the Property which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to the Property.

     (t) Principal Place of Business. Borrower shall not change its principal place of business set forth on the first page of this Agreement without first giving Lender thirty (30) days prior written notice.

     (u) Interest Rate Protection. Attached hereto as Exhibit D is Lender's standard form of forward rate lock agreement (the "Rate Lock Agreement"). The defined terms used in this Section 5.1(x) and not otherwise defined herein shall have the meanings set forth in the Rate Lock Agreement. If at any time during the term of the Loan the hypothetical loan constant determined by using the Benchmark Treasury Rate, a loan spread of 200 basis points, and assuming a thirty year amortization schedule would exceed 9.23%, then Borrower will be required to immediately lock an interest rate pursuant to the Rate Lock Agreement for an Anticipated Loan Amount equal to the outstanding balance of the Loan, for an effective term of ten years, and for a Rate Lock Period expiring no earlier than the Stated Maturity Date. The "number of months forward" for purposes of the Rate Lock Agreement shall be the number of months from the time of the rate lock to the Stated Maturity Date. Borrowers agree to enter execute a Rate Lock Agreement reflecting the terms of the rate lock upon notice from Lender but all references to a Rate Lock Deposit shall be deleted. Borrower hereby irrevocably designates Capital America as its attorney-in-fact to lock its interest rate in accordance with the foregoing and do all things necessary and required in order to effectuate and consummate the rate lock and such rate lock shall be governed by the terms of the Rate Lock Agreement with the same effect as if Borrower and Capital America had actually executed it. Any such agreement shall be considered a Loan Document hereunder and shall be secured by all the Loan Documents and covered by the terms of the Guaranty. Borrower acknowledges and agrees that although Lender has the right to unilaterally lock the rate at any time the hypothetical debt service constant exceeds 9.23%, Lender shall have no liability to Borrower if it does not lock such rate or if it does not lock the rate at the lowest possible rate provided that Lender agrees to act in good faith to lock the rate at a market rate at the time the rate lock occurs. Borrower further acknowledges that the rate locked will affect the pricing on any permanent financing that may be available from Lender in order to repay this Facility. If Borrower obtains permanent financing from Lender the hedge position pursuant to the Rate Lock Agreement can be used in connection with such permanent financing. If Borrower repays the Loan and does not obtain permanent financing from Lender, then Borrower acknowledges that the corresponding hedge positions in connection with the Rate Lock Agreement will need to be unwound and that any losses incurred shall be the responsibility of Borrower. If any gains are realized in connection with the unwinding of such hedge position, then such gains will be applied by Lender to reduce the outstanding balance of the Loan.

     Section 5.2 SPECIAL COVENANTS REGARDING THE PROPERTY LOAN.

     (a) Notice of Defaults. Promptly upon becoming aware of the same, the Borrower shall notify the Lender of any default or event of default (howsoever denominated) under any Property Loan Document which continues beyond any applicable notice or grace period. The Borrower shall deliver to the Lender, promptly after receipt thereof, copies of all material notices and other material correspondence from Owner.

     (b) Enforcement. Subject to the Loan Documents, Borrower shall, with Lender's prior written consent (which shall not be unreasonably withheld or delayed), enforce all of the material terms, conditions and provisions of the Property Loan Documents; provided, however, Borrower will not take any enforcement or other action that could adversely affect the priority of the Property Loan Documents. If an event of default (however denominated) shall occur under the Property Loan, Borrower shall, at Lender's direction, take such lawful and appropriate enforcement or other remedial actions as deemed reasonably necessary by Lender subject to the Loan Documents. If Lender consents to Borrower foreclosing the Mortgage or acquiring the Property by conveyance in lieu of foreclosure, then Borrower shall take all steps reasonably necessary so that upon such foreclosure, Lender shall simultaneously receive a first mortgage on the Property to secure the Loan and such related collateral as may be customary for Lender to receive in connection with similar first mortgage loans.

     (c) Subordinate Loan. Borrower shall not consent to any modification or amendment of, or waive any of the terms and conditions of, the Subordination Agreement or any of the documents evidencing or securing the Subordinate Loan, Borrower shall not consent to the granting of any additional security or any guaranty for all or any part of the Subordinate Loan.

     (d) Application of Funds. Any funds received or collected by Borrower in respect of the Property Loan in any manner whatsoever, whether by payment, prepayment, foreclosure or otherwise, shall be received and held by Borrower in accordance with and subject to the provisions of this Agreement and the other Loan Documents and the same shall be paid to such escrow or other accounts or over to Lender as required under this Agreement and the other Loan Documents. If Borrower receives any prepayment of principal, Borrower shall be required to prepay a like amount of the outstanding balance of the Loan. Borrower shall not modify or attempt to modify the instructions to the Cash Collateral Account Bank and any such attempted modification shall be deemed null and void and of no force and effect.

     (e) Notice of Casualty or Condemnation. Borrower shall promptly notify Lender of any casualty or the commencement of any condemnation proceedings which affect any portion of the Property.

     (f) Release or Amendment. The Borrower shall not release any collateral securing, or any Person liable for, the payment or performance of all or any part of the Property Loan or amend or modify any of the Property Loan Documents without the prior written consent of Lender. Without limiting the foregoing Borrower shall not accept a conveyance of the Property in lieu of foreclosure with Lender's prior written consent.

     (g) Performance. Borrower shall perform all of its material obligations under the Property Loan Documents.

     (h) Management Agreement. The Borrower shall not consent to any waiver, termination, amendment or cancellation of any management agreement, without the Lender's prior written consent.

     (i) Leases. If, under the terms of any of the Property Documents, Owner is obligated to obtain Borrower's consent to any new Lease or other occupancy arrangement relating to the Property, or any amendment to an existing Lease, then, prior to granting such consent, Borrower shall be obligated to provide to Lender any information provided to Borrower by Owner regarding such Lease and to obtain Lender's prior written approval of Borrower granting such consent (which approval shall not be unreasonably withheld or delayed) and shall be deemed given unless Lender affirmatively denies such request within ten (10) Business Days.

     (j) Consents and Waivers. Borrower shall not grant any consents or waivers under the terms of the Property Loan Documents without the prior written consent of Lender.

VI.  NEGATIVE COVENANTS
     ------------------

     Section 6.1 Borrower's Negative Covenants. From the date hereof until payment and performance in full of all obligations of Borrower under the Loan Documents, Borrower covenants and agrees with Lender that it will not do, directly or indirectly, any of the following:

          (a) Dissolution. Borrower shall not dissolve, terminate, liquidate, merge with or consolidate into another Person.

          (b) Change In Business. Borrower shall not enter into any line of business other than the ownership and operation of the Property Loan.

          (c) Debt Cancellation. Borrower shall not cancel or otherwise forgive or release any claim or debt owed to Borrower by any Person, except for adequate consideration and in the ordinary course of Borrower's business in its reasonable judgment.

          (d) Affiliate Transactions. Borrower shall not enter into, or be a party to, any transaction with an Affiliate of Borrower or any of the members of Borrower except in the ordinary course of business and on terms which are fully disclosed to Lender in advance and are no less favorable to Borrower or such Affiliate than would be obtained in a comparable arms-length transaction with an unrelated third party.

          (e) Zoning. Borrower shall not initiate or consent to any zoning reclassification of any portion of any of the Property or seek any variance under any existing zoning ordinance or permit the use of any portion of any of the Property in any manner that could result in such use becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation, without the prior consent of Lender.

          (f) Debt. Borrower shall not create, incur or assume any debt (including subordinate debt) other than the Debt. In addition, no Person owning any interest in Borrower shall pledge, transfer or otherwise dispose of its interest in Borrower to secure any financing for the benefit of such Person, Borrower or the Property.

          (g) Transfers. Borrower shall not, without the prior written consent of Lender, suffer or permit the sale, assignment or transfer (collectively, "Transfer") of (i) all or any part of the Property Loan, (ii) any direct interest in Borrower or (iii) any direct or indirect interest in any member of Borrower other than (A) the issuance or transfer of beneficial interests in Prime Group Realty Trust, a Maryland real estate investment trust, so long as such issuance or transfer does not result in a change in Control of Prime Group Realty Trust and so long as such issuance or transfer does not affect the non-consolidation opinion delivered by Borrower, and (B) the issuance or transfer of limited partner interests in Prime Group Realty L.P., a Delaware limited partnership, or a conversion of a one percent general partnership interest owned beneficially by The Nardi Group, L.L.C. in Prime Group Realty L.P. into a limited partnership interest in Prime Group Realty L.P., so long as such issuance or transfer does not result in a change in Control of Prime Group Realty L.P. and so long as such issuance or transfer does not affect the non-consolidation opinion delivered by Borrower. No Transfer consented to by Lender pursuant to clause (ii) or (iii) above shall be permitted unless Lender shall have received (a) evidence in writing from the applicable Rating Agencies to the effect that such a Transfer will not result in a qualification, withdrawal or downgrading of the ratings in effect immediately prior to such Transfer for the Securities issued in connection with the Securitization which are then outstanding and (b) a non-consolidation opinion satisfactory to Lender from the transferee's counsel. On or before the completion of any such permitted Transfer, Borrower will pay all reasonable expenses of Lender incurred in connection therewith. Notwithstanding anything to the contrary contained in this clause (j), holders of interests in Borrower (or holders of interests in any entity directly or indirectly holding an interest in Borrower) as of the date hereof (the "Interest Holders") shall have the right to transfer their interest in Borrower (or any entity directly or indirectly holding an interest in Borrower) to another Person who is not an Interest Holder, including without limitation immediate family members for estate planning purposes, without Lender's consent; provided, however, that:

               (i) after taking into account any prior transfers pursuant to this sentence, whether to the proposed transferee or otherwise, no such transfer (or series of transfers) shall result in (A) the proposed transferee, together with all members of his/her immediate family or any affiliates thereof, owning in the aggregate (directly, indirectly or beneficially) more than 20% of the interests in Borrower (or any entity directly or indirectly holding an interest in Borrower) or (B) a transfer in the aggregate of more than 20% of the interests in Borrower as of the date hereof;

               (ii) no such transfer of interest shall result in a change of control of Borrower;

               (iii) Borrower shall give Lender notice of such transfer together with copies of all instruments effecting such transfer not less than ten (10) days prior to the date of such transfer;

               (iv) no Event of Default has occurred and remains uncured; and

               (v) the legal and financial structure of Borrower after such transfer and its members and the single purpose nature and bankruptcy remoteness of Borrower and its shareholders, partners or members satisfies Lender's then current applicable underwriting criteria and requirements, including without limitation the requirement at the request of Lender to deliver written confirmations from the Rating Agencies that such transfer or series of transfers will not result in a qualification, downgrade or withdrawal of the then applicable ratings.

For purposes of this clause (j), (A) a change of control of Borrower shall be deemed to have occurred if there is any change in the identity of the individual or entities or group of individuals or entities who have the right, by virtue of any partnership agreement, articles of incorporation, bylaws, articles of organization, operating agreement or any other agreement, with or without taking any formative action, to cause Borrower to take some action or to prevent, restrict or impede Borrower from taking some action which, in either case, Borrower could take or could refrain from taking were it not for the rights of such individuals; and (B) an "immediate family member" shall mean a spouse or a child of any Interest Holder.

VII.  CASUALTY; CONDEMNATION; ESCROWS
      -------------------------------

     Section 7.1 INSURANCE; CASUALTY AND CONDEMNATION.

     7.1.1 INSURANCE.

     (a) Borrower, at no cost to Lender, for the mutual benefit of Borrower and Lender, shall cause Owner to keep the Property insured and obtain and maintain during the Term policies of insurance insuring against loss or damage by standard, "all-risk" perils in accordance with the Property Loan Documents. Such insurance (i) shall be in an amount equal to the greatest of (A) the then full replacement cost of the Property without deduction for physical depreciation,
(B) the outstanding principal balance of the Loan and (C) such amount that the insurer would not deem Borrower a co-insurer under said policies and (ii) and shall have deductibles no greater than five percent (5%) of the full replacement cost of the Property. The premiums for such policies of insurance carried in accordance with this paragraph shall be paid annually in advance and shall contain a "Replacement Cost Endorsement" with a waiver of depreciation.

     (b) Borrower, at no cost to Lender, for the mutual benefit of Borrower and Lender, shall also cause Owner to obtain and maintain during the Term the following policies of insurance:

          (i) Flood insurance if any part of the Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Program in an amount at least equal to the Debt or the maximum limit of coverage available with respect to the Property under said program, whichever is less.

          (ii) Commercial general liability insurance, including broad form property damage, blanket contractual and personal injuries (including death resulting therefrom) coverages and containing minimum limits per occurrence of $1,000,000 and $2,000,000 in the aggregate for any policy year. In addition, at least $10,000,000 excess and/or umbrella liability insurance shall be obtained and maintained for any and all claims, including all legal liability imposed upon Borrower and all court costs and attorneys' fees incurred in connection with the ownership, operation and maintenance of the Property.

          (iii) Rental loss and/or business interruption insurance in an amount equal to the greater of (A) the estimated gross revenues from the operations of the Property for the next succeeding eighteen (18) month period or (B) the projected operating expenses (including Debt Service) for the maintenance and operation of the Property for the next succeeding eighteen (18) month period. The amount of such insurance shall be increased from time to time during the Term as and when the Rents increase or the estimate of (or the actual) gross revenue, as may be applicable, increases.

          (iv) Insurance against loss or damage from (A) leakage of sprinkler systems and (B) explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in any of the Improvements (without exclusion for explosions), in an amount at least equal to $2,000,000 for the Property.

          (v) Worker's compensation insurance with respect to any employees of Borrower, as required by any governmental authority or legal requirement.

          (vi) During any period of repair or restoration, builder's "all risk" insurance in an amount equal to not less than the full insurable value of the Property against such risks (including fire and extended coverage and collapse of the Improvements to agreed limits) as Lender may request, in form and substance acceptable to Lender.

          (vii) Coverage to compensate for the cost of demolition and the increased cost of construction for the Property in an amount satisfactory to Lender.

          (viii) Such other insurance as may from time to time be reasonably required by Lender in order to protect its interests.

     (c) All policies of insurance (the "Policies") required pursuant to Section 7.1.1(b) shall be issued by companies reasonably approved by Lender and licensed to do business in the State, with a claims paying ability rating of "A" or better by Standard & Poor's Ratings Group; (ii) shall name Borrower and its successors and/or assigns as their interest may appear as the mortgagee; (iii) shall contain a Non-Contributory Standard Lender Clause and a Lender's Loss Payable Endorsement, or their equivalents, naming Borrower as the person to which all payments made by such insurance company shall be paid; (iv) shall contain a waiver of subrogation against Lender; (v) shall be maintained throughout the Term without cost to Lender; (vi) shall be assigned and the certificates thereof delivered to Lender; and (vii) shall contain endorsements providing that neither Borrower, Lender nor any other party shall be a co-insurer under said Policies and that Lender shall receive at least thirty
(30) days prior written notice of any modification, reduction or cancellation of any of the Policies; and (viii) shall be satisfactory in form and substance to Lender and shall be approved by Lender as to amounts, form, risk coverage, deductibles, loss payees and insureds. Borrower shall require Owner to pay the premiums for such Policies (the "Insurance Premiums") as the same become due and payable and shall furnish to Lender evidence of the renewal of each of the Policies with receipts for the payment of the Insurance Premiums or other evidence of such payment reasonably satisfactory to Lender. If Borrower does not furnish such evidence and receipts at least ten (10) days prior to the expiration of any expiring Policy, then Lender may procure, but shall not be obligated to procure, such insurance and pay the Insurance Premiums therefor, and Borrower agrees to reimburse Lender for the cost of such Insurance Premiums promptly on demand. Within thirty (30) days after request by Lender, Borrower shall require Owner to obtain, provided Borrower has the right to do so under the Property Loan Documents, such increases in the amounts of coverage required hereunder as may be reasonably requested by Lender, taking into consideration changes in the value of money over time, changes in liability laws, and changes in prudent customs and practices.

     (d) If any Property is damaged or destroyed, in whole or in part, by fire or other casualty (an "Insured Casualty"), Borrower shall give prompt notice thereof to Lender. Following the occurrence of an Insured Casualty, unless the Loan is repaid in full, Borrower shall cause Owner to promptly proceed to restore, repair, replace or rebuild the Property to be of at least equal value and of substantially the same character as prior to such damage or destruction, all to be effected in accordance with Legal Requirements. The expenses incurred by Lender in the adjustment and collection of insurance proceeds shall become part of the Debt and be secured hereby and shall be reimbursed by Borrower to Lender upon demand.

     7.1.2 CASUALTY AND APPLICATION OF PROCEEDS.

     (a) In case of loss or damages covered by any of the Policies, the following provisions shall apply subject to the terms, provisions and conditions of the Property Loan Documents:

          (i) If an Insured Casualty does not exceed $200,000, Borrower may settle and adjust (or allow Owner to settle and adjust) any claim without the consent of Lender; provided that such adjustment is carried out in a competent and timely manner. In such case, Borrower is hereby authorized to collect and receipt for any such insurance proceeds.

          (ii) If an Insured Casualty shall equal or exceed $200,000, Borrower may settle and adjust (or allow Owner to settle and adjust) any claim but only with the consent of Lender and agree with the insurance company or companies on the amount to be paid on the loss, and the proceeds of any such policy shall be due and payable solely to Borrower, as mortgagee, but in accordance with the terms hereof held in escrow by Lender (to the extent permitted under the Property Loan Documents) and otherwise pursuant to the Cash Collateral Account Agreement and Custody Agreement.

     (b) In the event of an Insured Casualty where the loss is in an aggregate amount less than $2,000,000, and if, in the reasonable judgment of Lender, the Property can be restored within six (6) months to an economic unit not less valuable and not less useful than the same was prior to the Insured Casualty, and after such restoration will adequately secure the Debt, then, if no Default or Event of Default shall have occurred and be then continuing, the proceeds of insurance (after reimbursement of any expenses incurred by Lender) shall be applied to reimburse Owner for the cost of restoring, repairing, replacing or rebuilding the Property or part thereof subject to the Insured Casualty (the "Restoration"), in the manner set forth herein. Borrower hereby covenants and agrees to cause Owner to commence and diligently prosecute such Restoration; provided that (i) Borrower shall pay all costs (and if required by Lender, Borrower shall deposit the total thereof with Lender in advance) of such Restoration in excess of the net proceeds of insurance made available pursuant to the terms hereof; (ii) the Restoration shall be done in compliance with all Legal Requirements; and (iii) Lender shall have received evidence reasonably satisfactory to it that, during the period of the Restoration, the sum of (A) income derived from the Property, as reasonably determined by Lender, plus (B) proceeds of rent loss insurance or business interruption insurance, if any, to be paid will equal or exceed the sum of (I) expenses in connection with the operation of the Property and (II) the Debt Service under the Loan.

     (c) Except as provided above, the proceeds of insurance collected upon any Insured Casualty shall, at the option of Lender in its sole discretion, be applied to the payment of the Debt or applied to allow Borrower to reimburse Owner for the cost of any Restoration, in the manner set forth below. If such proceeds are applied to the Debit, no fee pursuant to Section 2.3.1 shall be due in connection with such payment.

     (d) If Borrower is entitled to reimbursement out of insurance proceeds held by Lender, such proceeds shall be disbursed from time to time upon Lender being furnished with (i) evidence satisfactory to it of the estimated cost of completion of the Restoration, (ii) funds or, at Lender's option, assurances satisfactory to Lender that such funds are available, sufficient in addition to the proceeds of insurance to complete the proposed Restoration, (iii) such architect's certificates, waivers of lien, contractor's sworn statements, title insurance endorsements, bonds, plats of survey and such other evidences of cost, payment and performance as Lender may reasonably require and approve and (iv) all plans and specifications for such Restoration, such plans and specifications to be approved by Lender prior to commencement of any work. In addition, no payment made prior to the final completion of the Restoration shall exceed ninety percent (90%) of the value of the work performed from time to time; funds other than proceeds of insurance shall be disbursed prior to disbursement of such proceeds; and at all times, the undisbursed balance of such proceeds remaining in the hands of Lender, together with funds deposited for that purpose or irrevocably committed to the satisfaction of Lender by or on behalf of Borrower for that purpose, shall be at least sufficient in the reasonable judgment of Lender to pay for the cost of completion of the Restoration, free and clear of all liens or claims for lien. Any surplus which may remain out of insurance proceeds held by Lender after payment of such costs of Restoration shall be paid to Borrower.

     7.1.3 CONDEMNATION.

     (a) Borrower shall promptly give Lender written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding affecting the Property (a "Condemnation") and shall deliver to Lender copies of any and all papers served in connection with such Condemnation. Following the occurrence of a Condemnation, Borrower, regardless of whether an Award is available, shall promptly cause Owner to proceed to restore, repair, replace or rebuild the Property to the extent practicable to be of at least equal value and of substantially the same character as prior to such Condemnation, all to be effected in accordance with Legal Requirements.

     (b) Lender is hereby irrevocably appointed as Borrower's attorney-in-fact, coupled with an interest, with exclusive power to exercise all of Borrower's rights to collect, receive and retain any award or payment in respect of a Condemnation (an "Award") and to make any compromise or settlement in connection with such Condemnation, subject to the provisions of this Section and the Property Loan Documents. Notwithstanding any Condemnation by any public or quasi-public authority (including any transfer made in lieu of or in anticipation of such a Condemnation), Borrower shall continue to pay the Debt at the time and in the manner provided for in the Note, in this Agreement and the other Loan Documents and the Debt shall not be reduced unless and until any Award shall have been actually received and applied by Lender to expenses of collecting the Award and to discharge of the Debt. Lender shall not be limited to the interest paid on the Award by the condemning authority but shall be entitled to receive out of the Award interest at the rate or rates provided in the Note. Borrower shall cause any Award that is payable to Borrower to be paid directly to Lender.

     (c) In the event of any Condemnation where the Award is in an aggregate amount less than $2,000,000, and if, in the reasonable judgment of Lender, the Property can be restored within six (6) months to an economic unit not less valuable and not less useful than the same was prior to the Condemnation, and after such restoration will adequately secure the Debt, then, if no Default or Event of Default shall have occurred and be then continuing, the proceeds of the Award (after reimbursement of any expenses incurred by Lender) shall be applied to reimburse Owner for the cost of restoring, repairing, replacing or rebuilding the Property or part thereof subject to Condemnation (the "Condemnation Restoration") in the manner set forth below. Subject to the Loan Documents, Borrower hereby covenants and agrees to cause Owner to commence and diligently to prosecute such Condemnation Restoration; provided that (i) Borrower shall cause Owner to pay all costs (and if required by Lender, Borrower shall deposit the total thereof with Lender in advance) of such Condemnation Restoration in excess of the Award made available pursuant to the terms hereof; (ii) the Condemnation Restoration shall be done in compliance with all Legal
Requirements; and (iii) Lender shall have received evidence reasonably satisfactory to it that, during the period of the Condemnation Restoration, the sum of (A) income derived from the Property, as reasonably determined by Lender, plus (B) proceeds of rent loss insurance or business interruption insurance, if any, to be paid will equal or exceed the sum of (I) expenses in connection with the operation of the Property and (II) the Debt Service under the Loan.

     (d) Except as provided above, the Award collected upon any Condemnation shall, at the option of Lender in its sole discretion, be applied to the payment of the Debt or applied to allow Borrower to reimburse Owner for the cost of the Condemnation Restoration in the manner set forth below. If the Award is applied to the Debt, no fee pursuant to Section 2.3.1 shall be due in connection with such payment.

     (e) In the event Borrower is entitled to reimbursement out of the Award received by Lender, such proceeds shall be disbursed from time to time upon Lender being furnished with (i) evidence satisfactory to it of the estimated cost of completion of the Condemnation Restoration, (ii) funds or, at Lender's option, assurances satisfactory to Lender that such funds are available, sufficient in addition to the proceeds of the Award to complete the Condemnation Restoration, (iii) such architect's certificates, waivers of lien, contractor's sworn statements, title insurance endorsements, bonds, plats of survey and such other evidences of costs, payment and performance as Lender may reasonably require and approve; and (iv) all plans and specifications for such Condemnation Restoration, such plans and specifications to be approved by Lender prior to commencement of work. In addition, no payment made prior to the final completion of the restoration, repair, replacement and rebuilding shall exceed ninety percent (90%) of the value of the work performed from time to time; (y) funds other than proceeds of the Award shall be disbursed prior to disbursement of such proceeds; and (z) at all times, the undisbursed balance of such proceeds remaining in the hands of Lender, together with funds deposited for that purpose or irrevocably committed to the satisfaction of Lender by or on behalf of Borrower for that purpose, shall be at least sufficient in the reasonable judgment of Lender to pay for the costs of completion of the Condemnation Restoration free and clear of all liens or claims for lien. Any surplus which may remain out of the Award received by Lender after payment of such costs of restoration, repair, replacement or rebuilding shall, in the sole and absolute discretion of Lender, be retained by Lender and applied to payment of the Debt.

     Section 7.2 REQUIRED REPAIR; REQUIRED REPAIR FUNDS.

     7.2.1 REQUIRED REPAIRS: DEPOSITS. Borrower shall cause the performance of the repairs, if any, at the Property set forth on Schedule 3 annexed hereto (the "Required Repairs"). Borrower shall complete each of the Required Repairs on or before the deadline for same set forth on Schedule 3. On the Closing Date, Borrower shall deposit with Lender or cause to be deposited the amount set forth on Schedule 3 hereto to perform the Required Repairs for the Property. Amounts so deposited with Lender (the "Required Repair Fund") shall be held by Lender in an account (the "Required Repair Account") in Lender's name at a financial institution selected by Lender in its sole discretion and shall be invested in Permitted Investments.

     7.2.2 GRANT OF SECURITY INTEREST. Borrower hereby pledges, assigns and grants a security interest to Lender, as security for payment of all sums due in respect of the Loan and the performance of all other terms, conditions and covenants of the Loan Documents and this Agreement on Borrower's part to be paid and performed, all of Borrower's right, title and interest in and to the Required Repair Fund and the Required Repair Account. Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the Required Repair Fund or the Required Repair Account or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-l Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto.

     7.2.3 RELEASE OF REQUIRED REPAIR FUNDS. Lender shall disburse to Borrower all Required Repair Funds in the Required Repair Account upon satisfaction by Borrower of each of the following conditions: (a) Borrower shall submit a written request for payment to Lender at least thirty (30) days prior to the date on which Borrower requests such payment be made (except in the case of an emergency repair which requires immediate attention, in which event Borrower may submit such payment request within ten (10) days), (b) on the date such request is received by Lender and on the date such payment is to be made, no Event of Default shall exist and remain uncured, (c) Lender shall have received an Officer's Certificate from Borrower certifying that all Required Repairs at the Property for which disbursement has been requested have been completed (i) in a good and workmanlike manner and (ii) in accordance with all applicable Legal Requirements, such certificate to be accompanied by a copy of each license, permit or other approval, if any, required by any Governmental Authority for the use or occupancy of the Property, (d) Lender shall have received an Officer's Certificate from Borrower (i) identifying each Person that supplied materials or labor in connection with the Required Repairs for which disbursement has been requested (ii) stating that each such Person has been paid in full or will be paid in full with the funds disbursed, such certificate to be accompanied by a copy of appropriate lien waivers or other evidence of payment satisfactory to Lender, (e) at Lender's option, a title search for the Property indicating that the Property is free from all liens, claims and other encumbrances not previously approved by Lender and (f) Lender shall have received such other evidence as Lender shall reasonably request that the Required Repairs at the Property have been completed and paid for or will be paid for with the proceeds of such disbursement. Lender shall be required to make only one disbursement from the Required Repair Account during a month and such disbursement shall be made only upon satisfaction of each condition contained in this Section 7.2.3. Upon completion of all Required Repairs in accordance with the terms hereof, Lender shall disburse to Borrower any amounts then remaining in the Required Repair Account.

     7.2.4 FAILURE TO PERFORM REQUIRED REPAIRS. It shall be an Event of Default under this Agreement if (a) Borrower does not complete the Required Repairs at the Property by the required deadline for each repair as set forth on Schedule 3 or (b) Borrower does not satisfy each condition contained in Section 7.2.3 hereof. Upon the occurrence of an Event of Default, Lender, at its option, may withdraw all Required Repair Funds from the Required Repair Account and Lender may apply such funds either to completion of the Required Repairs at the Property or toward payment of the Debt in such order, proportion and priority as Lender may determine in its sole discretion. Lender's right to withdraw and apply Required Repair Funds shall be in addition to all other rights and remedies provided to Lender under this Agreement and the other Loan Documents.

     Section 7.3 TAX AND INSURANCE ESCROW FUND.

     7.3.1 TAX AND INSURANCE ESCROW FUND. Borrower shall cause to be deposited in a subaccount under the terms of the Custody Agreement (a) on each Payment Date, (i) one-twelfth (1/12) of the Taxes that Lender reasonably estimates will be payable during the next ensuing twelve (12) months in order to accumulate with Lender sufficient funds to pay all such Taxes at least thirty (30) days prior to their respective due dates and (ii) one-twelfth (1/12) of the Insurance Premiums that Lender estimates will be payable for the renewal of the coverage afforded by the Policies upon the expiration thereof in order to accumulate with Lender sufficient funds to pay all such Insurance Premiums at least thirty (30) days prior to the expiration of the Policies and (b) on the Closing Date, an amount which, when combined with the monthly deposits described in (a) above, shall be sufficient to pay the next installment of Taxes and the next required payment of Insurance Premiums on the due date therefor (said amounts in (a) and (b) above hereinafter called the "Tax and Insurance Escrow Fund"). The Tax and Insurance Escrow Fund, and the payments of interest or principal or both, payable pursuant to the Note, shall be added together and shall be paid as an aggregate sum by Borrower to Lender. Lender will permit the Tax and Insurance Escrow Fund to be applied to payments of Taxes and Insurance Premiums required to be made by Borrower pursuant to Section 5.1 hereof or to reimburse Borrower for such amounts upon presentation of evidence of payment and an Officer's Certificate in form and substance satisfactory to Lender; subject, however, to

Borrower's right to contest Taxes in accordance with Section 5.1(b) hereof. In authorizing any payment relating to the Tax and Insurance Escrow Fund, Lender may do so according to any bill, statement or estimate procured from the appropriate public office (with respect to Taxes) or insurer or agent (with respect to Insurance Premiums), without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof. If at any time Lender determines that the Tax and Insurance Escrow Fund is not or will not be sufficient to pay the items set forth in (a) and (b) above, Lender shall notify Borrower of such determination and Borrower shall increase its monthly payments to Lender by the amount that Lender reasonably estimates is sufficient to make up the deficiency at least thirty (30) days prior to delinquency of the Taxes and/or expiration of the Policies, as the case may be.

     7.3.2 GRANT OF SECURITY INTEREST. Borrower hereby pledges, assigns and grants a security interest to Lender, as security for payment of all sums due under the Loan and the performance of all other terms, conditions and provisions of the Loan Documents and this Agreement on Borrower's part to be paid and performed, of all Borrower's right, title and interest in and to the Tax and Insurance Escrow Fund. Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the Tax and Insurance Escrow Fund, or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto.

     7.3.3 APPLICATION OF TAX AND INSURANCE ESCROW FUND. Upon the occurrence and during the continuance of an Event of Default, Lender may direct that any sums then present in the Tax and Insurance Escrow Fund be applied to the payment of the following items in any order in its sole discretion: (a) Taxes and Other Charges; (b) Insurance Premiums; (c) interest on the unpaid principal balance of the Note; (d) amortization of the unpaid principal balance of the Note; or (e) all other sums payable pursuant to this Agreement and the other Loan Documents.

     Section 7.4 CAPITAL RESERVE FUND.

     7.4.1 CAPITAL RESERVE FUND. Borrower shall cause to be deposited in a subaccount under the terms of the Custody Agreement on each Payment Date an amount equal to one-twelfth (1/12th) of the product obtained by multiplying $.25 by the aggregate amount of square feet of rentable space in the Property (said amounts hereinafter called the "Capital Reserve Fund"). Lender will consent to the application the Capital Reserve Fund to payment of Approved Capital Expenses pursuant to the terms hereof; provided, however, if the Loan shall have been accelerated or if there is an Event of Default which is continuing, then Lender may direct that such Capital Reserve Fund be applied against the Debt in such priority and proportions as Lender in its sole and absolute discretion shall deem proper.

     7.4.2 GRANT OF SECURITY INTEREST. Borrower hereby pledges and assigns to Lender, and grants to Lender a security interest in all Borrower's right, title and interest in and to the Capital Reserve Fund, as security for payment of all sums due under the Loan and the performance of all other terms, conditions and provisions of the Loan Documents and this Agreement on Borrower's part to be paid and performed. Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the Capital Reserve Fund, or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto. This Agreement is, among other things, intended by the parties to be a security agreement for purposes of the Illinois Uniform Commercial Code.

     7.4.3 APPLICATION OF CAPITAL RESERVE FUND. Upon the occurrence and during the continuance of an Event of Default, Lender may direct that any sums then present in the Capital Reserve Fund be applied to the payment of the following items in any order in its sole discretion: (a) Capital Expenses; (b) interest on the unpaid principal balance of the Note; (c) amortization of the unpaid principal balance of the Note; or (d) all other sums payable pursuant to this Agreement and the other Loan Documents.

     7.4.4 PAYMENT OF CAPITAL EXPENSES. Funds held in the Capital Reserve Fund may be used for Approved Capital Expenses in accordance with the terms of the Cash Collateral Account Agreement.

     Section 7.5 COLLATERAL SHORTFALL RESERVE FUND.

     7.5.1 COLLATERAL SHORTFALL RESERVE FUND. Borrower shall cause to be deposited with Lender the amount of the "Collateral Shortfall Deposit" (said amount hereinafter called the "Collateral Shortfall Reserve Fund") required pursuant to the terms of that certain Standstill Agreement dated as of December 15, 1997 by and between Mayfair Joint Venture, LaSalle Land Partnership, L.P., LaSalle Lake Investors, and Borrower (as assignee of Prime Group Realty, L.P.).

     7.5.2 GRANT OF SECURITY INTEREST. Borrower hereby pledges and assigns to Lender, and grants to Lender a security interest in all Borrower's right, title and interest in and to the Collateral Shortfall Reserve, as security for payment of all sums due under the Loan and the performance of all other terms, conditions and provisions of the Loan Documents and this Agreement on Borrower's part to be paid and performed. Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the Collateral Shortfall Reserve Fund, or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing
Statements, except those naming Lender as the secured party, to be filed with respect thereto. This Agreement is, among other things, intended by the parties to be a security agreement for purposes of the Illinois Uniform Commercial Code.

     7.5.3 APPLICATION OF COLLATERAL SHORTFALL RESERVE. Funds held in the Collateral Shortfall Reserve Fund shall be used for payment of Debt Service upon presentation to Lender of evidence satisfactory to Lender that sufficient funds for payment of such Debt Service are not available in the account held pursuant to the Custody Agreement for such purpose provided that upon the occurrence and during the continuance of an Event of Default, Lender may direct that any sums present in the Collateral Shortfall Reserve Fund be applied to the payment of all sums payable pursuant to this Agreement and any other Loan Document in such order as Lender may determine.

     Section 7.6 PAYMENT OF APPROVED OPERATING EXPENSES. Funds held in the Cash Collateral Account may be used for Approved Operating Expenses in accordance with the terms of the Cash Collateral Account Agreement, provided that such use shall be in Lender's discretion if an Event of Default has occurred and remains uncured. VIII. DEFAULTS

     Section 8.1 EVENT OF DEFAULT.

     (a) Each of the following events shall constitute an event of default hereunder (each, an "Event of Default"):

          (i) if any portion of the Debt is not paid when due;

          (ii) if any of the Taxes or Other Charges are not paid when the same are due and payable, subject to the right to contest Taxes and Other Charges in accordance with Section 5.1(b) hereof, provided that such event shall not have been cured within five (5) days;

          (iii) if insurance on the Property is not kept in full force and effect in accordance with the terms of this Agreement and the Property Loan Documents, or if the certificates are not delivered to Lender within five (5) Business Days following request;

          (iv) if, without Lender's prior written consent, (A) Borrower transfers or encumbers all or any portion of the Property Loan or (B) any direct or indirect interest in Borrower is transferred or assigned except as expressly permitted under Section 6.1(j) hereof;

          (v) if any representation or warranty made by Borrower herein or in any other Loan Document, or in any report, certificate, financial statement or other instrument, agreement or document furnished by Borrower in connection with this Agreement or any other Loan Document, shall be false or misleading in any material respect as of the date the representation or warranty was made;

          (vi) if Borrower or Owner shall make an assignment for the benefit of creditors, or if Borrower or Owner shall generally not be paying its debts as they become due;

          (vii) if a receiver, liquidator or trustee shall be appointed for Borrower or Owner or if Borrower or Owner shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Borrower or Owner, or if any proceeding for the dissolution or liquidation of Borrower shall be instituted; and if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Borrower or Owner, the same is not discharged, stayed or dismissed within sixty (60) days;

          (viii) if Borrower attempts to assign its respective rights under this Agreement in contravention of the Loan Documents or any of the other Loan Documents or any interest herein or therein;

          (ix) if Borrower defaults in any of its negative covenants contained in Section 6.1 or any covenant contained in Section 4.1(dd) hereof;

          (x) if an Event of Default as defined or described in any of the other Loan Documents occurs, whether as to Borrower or the Property, or if any other such event shall occur or condition shall exist, if the effect of such event or condition is to accelerate the maturity of any portion of the Debt or to permit Lender to accelerate the maturity of all or any portion of the Debt;

          (xi) if an Event of Default occurs under the Property Loan Documents;

          (xii) if Borrower shall be in default under any term, covenant or provision set forth herein which specifically contains a notice requirement or grace period after the giving of such notice or the expiration of such grace period; or (xiii) if Borrower shall continue to be in Default under any of the other terms, covenants or conditions of this Agreement not specified in subsections (i) to (xii) above, for fifteen (15) days after notice to Borrower from Lender, in the case of any Default which can be cured by the payment of a sum of money, or for thirty (30) days after notice from Lender in the case of any other Default; provided, however, that if such non-monetary Default is susceptible of cure but cannot reasonably be cured within such 30-day period and provided further that Borrower shall have commenced to cure such Default within such 30-day period and thereafter diligently and expeditiously proceeds to cure the same, such 30-day period shall be extended for an additional period of time as is reasonably necessary for Borrower in the exercise of due diligence to cure such Default, such additional period not to exceed sixty (60) days.

     (b) Upon the occurrence of an Event of Default (other than an Event of Default described in clauses (vi), (vii) or (viii) above) and at any time thereafter Lender may, in addition to any other rights or remedies available to it pursuant to this Agreement and the other Loan Documents or at law or in equity, take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and in and to the Property Loan Documents, including declaring the Debt to be immediately due and payable, and Lender may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against Borrower and the Property, including all rights or remedies available at law or in equity; and upon any Event of Default described in clauses (vi), (vii) or (viii) above, the Debt and all other obligations of Borrower hereunder and under the other Loan Documents shall immediately and automatically become due and payable, without notice or demand, and Borrower hereby expressly waives any such notice or demand, anything contained herein or in any other Loan Document to the contrary notwithstanding.

     Section 8.2 REMEDIES.

     (a) Upon the occurrence of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender against Borrower under this Agreement or any of the other Loan Documents executed and delivered by Borrower or at law or in equity may be exercised by Lender at any time and from time to time, whether or not all or any of the Debt shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents. Without limiting the generality of the foregoing, Borrower agrees that if an Event of Default is continuing (i) Lender is not subject to any "one action" or "election of remedies" law or rule and (ii) all liens and other rights, remedies or privileges provided to Lender shall remain in full force and effect until Lender has exhausted all of its remedies.

     (c) Subject to the Property Loan Documents, Lender shall have the right from time to time to sever the Note and the other Loan Documents into one or more separate notes, mortgages and other security documents in such denominations as Lender shall determine in its sole discretion for purposes of evidencing and enforcing its rights and remedies provided hereunder. Borrower shall execute and deliver to Lender from time to time, promptly after the request of Lender, a severance agreement and such other documents as Lender shall request in order to effect the severance described in the preceding sentence, all in form and substance reasonably satisfactory to Lender. In the event Borrower fails to execute within five (5) days, Borrower hereby absolutely and irrevocably appoints Lender as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect the aforesaid severance, Borrower ratifying all that its said attorney shall do by virtue thereof.

     Section 8.3 REMEDIES CUMULATIVE. The rights, powers and remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrower pursuant to this
Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Lender's rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one Default or Event of Default with respect to Borrower shall not be construed to be a waiver of any subsequent Default or Event of Default by Borrower or to impair any remedy, right or power consequent thereon.

IX.  SPECIAL PROVISIONS
     ------------------

     Section 9.1 SALE OF NOTE AND SECONDARY MARKET TRANSACTION.

     9.1.1 COOPERATION. At Lender's request (to the extent not already required to be provided by Borrower under this Agreement), Borrower, at no cost and expense to Borrower, shall use reasonable efforts to satisfy the market standards to which Lender customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with one or more sales or assignments of the Note or participations therein or securitizations of rated single or multiclass securities (the "Securities") secured by or evidencing ownership interests in the Note and the Mortgage (each such sale, assignment, participation and/or securitization, a "Secondary Market Transaction"). Without limiting the generality of the foregoing, Borrower shall, at the request of Lender in connection with any Secondary Market Transaction, at no cost and expense to Borrower and so long as the Loan is still outstanding:

     (a) (i) provide such financial and other information with respect to the Property, Borrower and its Affiliates, Manager and any tenants of the Property in Borrower's possession, (ii) provide business plans and budgets relating to the Property and (iii) subject to the Property Loan Documents perform or permit or cause to be performed or permitted such site inspection, appraisals, surveys, market studies, environmental reviews and reports (Phase I's and, if appropriate, Phase II's), engineering reports and other due diligence investigations of the Property, as may be reasonably requested from time to time by Lender or the Rating Agencies or as may be necessary or appropriate in connection with a Secondary Market Transaction or Exchange Act requirements (the items provided to Lender pursuant to this paragraph (a) being called the "Provided Information"), together, if customary, with appropriate verification of and/or consents to the Provided Information through letters of auditors or opinions of counsel of independent attorneys acceptable to Lender and the Rating Agencies;

     (b) at Borrower's expense, cause counsel to render opinions as to non-consolidation, fraudulent conveyance, true sale and true contribution and any other opinion customary in securitization transactions with respect to the Property, Borrower and its Affiliates, which counsel and opinions shall be reasonably satisfactory to Lender and the Rating Agencies;

     (c) make such representations and warranties as of the closing date of any Secondary Market Transaction with respect to the Property, Borrower and the Loan Documents as are customarily provided in such transactions and as may be reasonably requested by Lender or the Rating Agencies and consistent with the facts covered by such representations and warranties as they exist on the date thereof, including the representations and warranties made in the Loan Documents;

     (d) provide current certificates of good standing and qualification with respect to Borrower from appropriate Governmental Authorities; and

     (e) execute such amendments to the Loan Documents and Borrower's organizational documents, enter into a lock-box or similar arrangement with respect to the Rents and establish and fund such reserve funds (including reserve funds for deferred maintenance and capital improvements) as may be requested by Lender or the Rating Agencies or otherwise to effect a Secondary Market Transaction, provided that nothing contained in this subsection (e) shall result in a material economic change in the transaction.

Lender shall pay all reasonable third party costs and expenses incurred by Lender in connection with a Secondary Market Transaction

     9.1.2 USE OF INFORMATION. Borrower understands that all or any portion of the Provided Information and the Required Records may be included in disclosure documents in connection with a Secondary Market Transaction, including a prospectus or private placement memorandum (each, a "Disclosure Document") and may also be included in filings with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or provided or made available to investors or prospective investors in the Securities, the Rating Agencies, and service providers or other parties relating to the Secondary Market Transaction. In the event that the Disclosure Document is required to be revised, Borrower shall cooperate with Lender in updating the Provided Information or Required Records for inclusion or summary in the Disclosure Document or for other use reasonably required in connection with a Secondary Market Transaction by providing all current information pertaining to Borrower, Manager and the Property necessary to keep the Disclosure Document accurate and complete in all material respects with respect to such matters. Such disclosure may include the opinion or judgment of Lender or Servicer concerning the Provided Information or other matters disclosed, and despite reasonable good faith efforts by Lender and/or Servicer, the disclosure may be erroneous or incomplete. Borrower hereby consents to any and all such disclosures of such information.

     9.1.3 BORROWER OBLIGATIONS REGARDING DISCLOSURE DOCUMENTS. In connection with a Disclosure Document, Borrower shall:

     (a) if requested by Lender, certify in writing that Borrower has carefully examined those portions of such Disclosure Document, pertaining to Borrower, the Property, the Manager and the Loan, including applicable portions of the sections entitled "Special Considerations", "Description of the Mortgages", "Description of the Mortgage Loans and Mortgaged Property", "The Manager", "The Borrower" and "Certain Legal Aspects of the Mortgage Loan", and such portions (and portions of any other sections reasonably requested and pertaining to Borrower, the Property, the Manager or the Loan) do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading;

     (b) indemnify (i) any underwriter, syndicate member or placement agent (collectively, the "Underwriters") retained by Lender or its issuing company affiliate (the "Issuer") in connection with a Secondary Market Transaction, (ii) Lender and (iii) the Issuer that is named in the Disclosure Document or registration statement relating to a Secondary Market Transaction (the "Registration Statement"), and each of the Issuer's directors, each of its officers who have signed the Registration Statement and each person or entity who controls the Issuer or the Lender within the meaning of Section 15 of the Securities Act or Section 30 of the Exchange Act (collectively within (iii), the "CCA Group"), and each of its directors and each person who controls each of the Underwriters, within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act (collectively, the "Underwriter Group") for any losses, claims, damages or liabilities (the "Liabilities") to which Lender, the CCA Group or the Underwriter Group may become subject (including reimbursing all of them for any legal or other expenses actually incurred in connection with investigating or defending the Liabilities) insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any of the Required Records or in any of the applicable portions of such sections of the Disclosure Document applicable to Borrower, Manager, the Property (but only to the extent such information is supplied by Borrower) or the Loan, or arise out of or are based upon the Borrower's omission or alleged omission to state therein a material fact required to be stated in the applicable portions of such sections or necessary in order to make the statements in the applicable portions of such sections in light of the circumstances under which they were made, not materially misleading, provided, however, that Borrower shall not be required to indemnify Lender for any Liabilities relating to untrue statements or omissions which Borrower identified to Lender in writing at the time of Borrower's examination of such Disclosure Document; and

     (c) reimburse any member of the CCA Group for any legal or other expenses reasonably incurred by such member in connection with investigating or defending the Liabilities.

Borrower's Liability under clause (a) or (b) above shall be limited to Liabilities arising out of or based upon any such materially untrue statement or omission made therein in reliance upon and in conformity with information furnished to Lender by or on behalf of Borrower in connection with the preparation of those portions of the Disclosure Document pertaining to Borrower, Manager, the Property (but only to the extent such information is supplied by Borrower) or the Loan or in connection with the underwriting of the debt, including financial statements of Borrower, operating statements, rent rolls and other Required Records, environmental site assessment reports and property condition reports with respect to the Property. The foregoing indemnity will be in addition to any liability which Borrower may otherwise have.

     9.1.4 BORROWER INDEMNITY REGARDING FILINGS. In connection with filings under the Exchange Act, Borrower shall (i) indemnify Lender, the CCA Group and the Underwriter Group for any Liabilities to which Lender, the CCA Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon the Borrower's omission or alleged omission to state in the Provided Information or Required Records a material fact required to be stated by Borrower in the Provided Information or Required Records in order to make the statements in the Provided Information or Required Records, in light of the circumstances under which they were made not misleading and (ii) reimburse Lender, the CCA Group or the Underwriter Group for any legal or other expenses actually incurred by Lender, CCA Group or the Underwriter Group in connection with defending or investigating the Liabilities.

     9.1.5 INDEMNIFICATION PROCEDURE. Promptly after receipt by an indemnified party under Section 9.1.3 or 9.1.4 of notice of the commencement of any action for which a claim for indemnification is to be made against Borrower, such indemnified party shall notify Borrower in writing of such commencement, but the omission to so notify the Borrower will not relieve Borrower from any liability that it may have to any indemnified party hereunder except to the extent that failure to notify causes prejudice to Borrower. In the event that any action is brought against any indemnified party, and it notifies Borrower of the commencement thereof, Borrower will be entitled, jointly with any other indemnifying party, to participate therein and, to the extent that it (or they) may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice of commencement, to assume the defense thereof with counsel satisfactory to such indemnified party in its discretion. After notice from Borrower to such indemnified party under this Section 9.1.5, Borrower shall not be responsible for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both Borrower and an indemnified party, and any indemnified party shall have reasonably concluded that there are any legal defenses available to it and/or other indemnified parties that are different from or additional to those available to Borrower, then the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Borrower shall not be liable for the expenses of more than one separate counsel unless there are legal defenses available to it that are different from or additional to those available to another indemnified party.

     9.1.6 CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 9.1.3 or 9.1.4 is for any reason held to be unenforceable by an indemnified party in respect of any Liabilities (or action in respect thereof) referred to therein which would otherwise be indemnifiable under Section 9.1.3 or 9.1.4, Borrower shall contribute to the amount paid or payable by the indemnified party as a result of such Liabilities (or action in respect thereof); provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, the following factors shall be considered: (i) the CCA Group's and Borrower's relative knowledge and access to information concerning the matter with respect to which the claim was asserted; (ii) the opportunity to correct and prevent any statement or omission; and (iii) any other equitable considerations appropriate in the circumstances. Lender and Borrower hereby agree that it may not be equitable if the amount of such contribution were determined by pro rata or per capita allocation.

     9.1.7 RATING SURVEILLANCE. Lender will retain the Rating Agencies to provide rating surveillance services on Securities. The pro rata expenses of such surveillance will be paid for by Borrower based on the applicable percentage of such expenses determined by dividing the then outstanding Principal by the then aggregate outstanding amount of the pool created in the Secondary Market Transaction which includes the Loan.

     Section 9.2 RESERVED.

     Section 9.3 RESERVED.

     Section 9.4 EXCULPATION. Subject to the qualifications below, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in the Note, this Agreement or the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Borrower, except that subject to the provisions of the Loan Documents governing remedies, Lender may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Lender to enforce and realize upon its interest under the Note, this Agreement and the other Loan Documents, or any other collateral given to Lender pursuant to the Loan Documents; provided, however, that, except as specifically provided herein, any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Property Loan, the Property, in the Rents and in any other collateral given to Lender, and Lender, by accepting the Note, the Mortgage and the other Loan Documents, agrees that it shall not sue for, seek or demand any deficiency judgment against Borrower in any such action or proceeding under or by reason of or under or in connection with the Note, this Agreement or the other Loan Documents. The provisions of this section shall not, however, (a) constitute a waiver, release or impairment of any obligation evidenced or secured by any of the Loan Documents; (b) impair the right of Lender to name Borrower as a party defendant in any action or suit for foreclosure and sale under the Loan Documents; (c) affect the validity or enforceability of or any guaranty made in connection with the Loan or any of the rights and remedies of Lender thereunder; (d) constitute a prohibition against Lender commencing any other appropriate action or proceeding in order for Lender to fully realize the security granted by the Mortgage or to exercise its remedies against the Property; or (e) constitute a waiver of the right of Lender to enforce the liability and obligation of Borrower, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender (including attorneys' fees and costs reasonably incurred) arising out of or in connection with the following:

     (i) fraud or intentional misrepresentation by Borrower or any guarantor in connection with the Loan;

     (ii) the gross negligence or willful misconduct of Borrower;

     (iii) the misapplication or conversion by Borrower of (A) any insurance proceeds paid by reason of any loss, damage or destruction to the Property, (B) any awards or other amounts received in connection with the condemnation of all or a portion of the Property, or (C) any Rents following an Event of Default; and

     (iv) Borrower's indemnification of Lender set forth in Section 9.2.

Notwithstanding anything to the contrary in this Agreement or any of the Loan Documents, (x) Lender shall not be deemed to have waived any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt secured by the Mortgage or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Loan Documents, and (y) the Debt shall be fully recourse to Borrower in the event that: (aa) the first full monthly payment of principal and interest under the Note is not paid when due;
(bb) Borrower fails to permit on site inspections of the Property, fails to provide financial information, fails to maintain its status as a single purpose entity or fails to appoint a new property manager upon the request of Lender after an Event of Default, each as required by, and in accordance with the terms and provisions of, this Loan Agreement; (cc) Borrower fails to obtain Lender's prior written consent to any subordinate financing or other voluntary lien encumbering the Property Loan; or (dd) Borrower fails to obtain Lender's prior written consent to any assignment, transfer, or conveyance of the Property Loan or any interest therein.

     Section 9.5 TERMINATION OF MANAGER. If an Event of Default is continuing, Borrower shall, at the request of Lender, use good faith efforts to cause the termination of the Management Agreement and the replacement of the Manager with a manager approved by Lender on terms and conditions satisfactory to Lender.

     Section 9.6 RETENTION OF SERVICER. Lender reserves the right to retain the Servicer to act as its agent hereunder with such powers as are specifically delegated to the Servicer by Lender, whether pursuant to the terms of this Agreement, the Pooling and Servicing Agreement or the Cash Collateral Account Agreement or otherwise, together with such other powers as are reasonably incidental thereto. Borrower shall pay any reasonable fees and expenses of the Servicer in connection with an assumption or modification of the Loan or enforcement of the Loan Documents.

X.   MISCELLANEOUS
     -------------

     Section 10.1 SURVIVAL. This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as all or any of the Debt is outstanding and unpaid (but the accuracy thereof shall be determined as of the Closing Date). Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the legal representatives, successors and assigns of such party. All covenants, promises and agreements in this Agreement made by Borrower, shall inure to the benefit of the respective legal representatives, successors and assigns of Lender.

     Section 10.2 LENDER'S DISCRETION. Whenever pursuant to this Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of Lender and shall be final and conclusive.

     Section 10.3 GOVERNING LAW.

     (a) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF ILLINOIS, AND MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF ILLINOIS, AND THE PROCEEDS OF THE NOTE DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF ILLINOIS, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF ILLINOIS SHALL GOVERN THE VALIDITY AND THE ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE.

     (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN CHICAGO, ILLINOIS, AND BORROWER AND LENDER WAIVE ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER AND LENDER HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT CT CORPORATION, AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN CHICAGO, ILLINOIS, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE OF BORROWER MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF ILLINOIS. BORROWER (i) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (ii) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN CHICAGO, ILLINOIS (WHICH OFFICE SHALL BE DESIGNATED AS THE ADDRESS FOR SERVICE OF PROCESS) AND
(iii) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN CHICAGO, ILLINOIS OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

     Section 10.4 MODIFICATION, WAIVER IN WRITING. No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, or of the Note, or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Borrower, shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

     Section 10.5 DELAY NOT A WAIVER. Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Note or under any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Note or any other Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

     Section 10.6 NOTICES. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by
(a) certified or registered United States mail, postage prepaid or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, addressed as follows (or at such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

                  If to Lender:

                           The Capital Company of America
                           c/o The Capital Company of America
                           Client Services, LLC
                           600 East Colinas Blvd., Suite 1300
                           Irving, Texas  75639
                           Attention:  Legal Department

                  with copies to:

                           The Capital Company of America
                           311 S. Wacker Drive, Suite 5400
                           Chicago, Illinois  60606
                           Attention:  David Murdoch, Jr.

                           Sonnenschein Nath & Rosenthal
                           8000 Sears Tower
                           Chicago, Illinois  60606
                           Attention:  Steven R. Davidson

                  If to Borrower:

                           c/o Prime Group Realty Trust
                           77 West Wacker Drive, Suite 3900
                           Chicago, Illinois 60601
                           Attention: Louis Conforti

                  with copies to:

                           Prime Group Realty Trust
                           77 West Wacker Drive, Suite 3900
                           Chicago, Illinois 60601
                           Attention:  James F. Hoffman, Esq.

                           Winston & Strawn
                           35 W. Wacker Drive
                           Chicago, Illinois 60601

                           Attention:  Wayne D. Boberg

                  and

                           Mayfair Joint Venture
                           LaSalle Land Partnership, L.P.
                           LaSalle Lake Investors
                           180 N. LaSalle St.
                           Chicago, Illinois 60601

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery and telecopy, upon the first attempted delivery on a Business Day.

     Section 10.7 WAIVER OF TRIAL BY JURY. BORROWER AND LENDER HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER AND BORROWER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

     Section 10.8 HEADINGS. The Article and/or Section headings and the Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     Section 10.9 SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     Section 10.10 PREFERENCES. Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder. To the extent Borrower makes a payment or payments to Lender, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

     Section 10.11 WAIVER OF NOTICE. Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. To the extent permitted by law, Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement or the other Loan Documents do not specifically and expressly provide for the giving of notice by Lender to Borrower.

     Section 10.12 REMEDIES OF BORROWER. In the event that a claim or adjudication is made that Lender or its agents, including Servicer, have acted unreasonably or unreasonably delayed acting in any case where by law or under this Agreement or the other Loan Documents, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, Borrower agrees that neither Lender nor its agents, including Servicer, shall be liable for any monetary damages, and Borrower's sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment.

     Section 10.13 EXPENSES; INDEMNITY.

     (a) Except as otherwise provided in this Agreement, Borrower covenants and agrees to reimburse Lender (or the holder of the Loan, as applicable) upon receipt of written notice from such holder for all reasonable costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Lender in connection with (i) the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby and all the costs of furnishing all opinions by counsel for Borrower (including any opinions requested by Lender as to any legal matters arising under this Agreement or the other Loan Documents with respect to the Property); (ii) Borrower's ongoing performance of and compliance with Borrower's respective agreements and covenants contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date, including confirming compliance with environmental and insurance requirements; (iii) Lender's ongoing performance and compliance with all agreements and conditions contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date;
(iv) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement and the other Loan Documents and any other documents or matters requested by Lender; (v) Borrower complying with any requests made pursuant to Section 9.1 hereof
(subject to the limitations contained in such section); (vi) the filing and recording fees and expenses, title insurance and reasonable fees and expenses of counsel for providing to Lender all required legal opinions, and other similar expenses incurred in creating and perfecting the Liens in favor of Lender pursuant to this Agreement and the other Loan Documents; (vii) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting Borrower, this Agreement, the other Loan Documents, the Property, or any other security given for the Loan; and (viii) enforcing any obligations of or collecting any payments due from Borrower under this Agreement, the other Loan Documents or with respect to the Property or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceedings; provided, however, that Borrower shall not be liable for the payment of any such costs and expenses to the extent the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of Lender. Any costs and expenses due and payable to Lender hereunder which are not paid by Borrower within ten (10) days after demand may be paid from any amounts in the Cash Collateral Account, with notice thereof to Borrower.

     (b) Borrower shall indemnify and hold harmless Lender from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Lender in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not Lender shall be designated a party thereto), that may be imposed on, incurred by, or asserted against Lender in any manner relating to or arising out of (i) any breach by Borrower of its obligations under, or any material misrepresentation by Borrower contained in this Agreement or the other Loan Documents, (ii) the use or intended use of the proceeds of the Loan or (iii) any information provided by Borrower, or contained in any documentation approved by Borrower and in any way relating to the issuance, offering and sale of the Securities (collectively, the "Indemnified Liabilities"); provided, however, that Borrower shall not have any obligation to Lender hereunder to the extent that such Indemnified Liabilities arise from the gross negligence, illegal acts, fraud or willful misconduct of Lender. To the extent that the undertaking to indemnify and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Lender.

     Section 10.14 EXHIBITS INCORPORATED. The Exhibits annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

     Section 10.15 OFFSETS, COUNTERCLAIMS AND DEFENSES. Any assignee of Lender's interest in and to this Agreement, the Note and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to such documents which Borrower may otherwise have against any assignor of such documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon such documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

     Section 10.16 NO JOINT VENTURE OR PARTNERSHIP. Borrower and Lender intend that the relationships created hereunder and under the other Loan Documents be solely that of borrower and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender nor to grant Lender any interest in the Property other than that of mortgagee or lender.

     Section 10.17 PUBLICITY. All news releases, publicity or advertising by Borrower or their Affiliates through any media intended to reach the general public which refers to the Loan Documents or the financing evidenced by the Loan Documents, to Lender, CCA, the Loan purchaser, the Servicer or the trustee in a Securitization shall be subject to the prior written approval of Lender.

     Section 10.18 WAIVER OF MARSHALLING OF ASSETS. To the fullest extent Borrower may legally do so, Borrower waives all rights to a marshalling of the assets of Borrower, Borrower's partners, if any, and others with interests in Borrower, and of Borrower's properties, or to a sale in inverse order of alienation in the event of foreclosure of the interests hereby created, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Property for the collection of the related indebtedness without any prior or different resort for collection, of the right of Lender or any deed of trust trustee to the payment of the related indebtedness out of the net proceeds of the Property in preference to every other claimant whatsoever.

     Section 10.19 WAIVER OF COUNTERCLAIM. Borrower hereby waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Lender or its agents, including Servicer.

     Section 10.20 CONFLICT; CONSTRUCTION OF DOCUMENTS. In the event of any conflict between the provisions of this Agreement and any of the other Loan Documents, the provisions of this Agreement shall control. The parties hereto acknowledge that they were represented by counsel in connection with the negotiation and drafting of the Loan Documents and that such Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same.

     Section 10.21 BROKERS AND FINANCIAL ADVISORS. Borrower and Lender hereby each represents to the other that it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement. Borrower and Lender hereby agree to indemnify and hold the other harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person that such Person acted on behalf of the indemnifying party in connection with the transactions contemplated herein. The provisions of this Section 10.21 shall survive the expiration and termination of this Agreement and the repayment of the Debt.

     Section 10.22 NO THIRD PARTY BENEFICIARIES. This Agreement and the other Loan Documents are solely for the benefit of Lender and Borrower and nothing contained in this Agreement or the other Loan Documents shall be deemed to confer upon anyone other than Lender and Borrower any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein. All conditions to the obligations of Lender to make the Loan hereunder are imposed solely and exclusively for the benefit of Lender and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make the Loan in the absence of strict compliance with any or all thereof and no other Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender if, in Lender's sole discretion, Lender deems it advisable or desirable to do so.

     Section 10.23 PRIOR AGREEMENTS. This Agreement and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, are superseded by the terms of this Agreement and the other Loan Documents.

     Section 10.24 INTERPRETATION. Notwithstanding anything to the contrary in this Agreement or the other Loan Documents, all references in this Loan Agreement and the other Loan Documents to "the continuance of an Event of Default until cured" or analogous language shall specifically require the acceptance by Lender, in its sole discretion, of such cure for such Event of Default to be deemed cured.

                    [signatures contained on following page]

     IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                   BORROWER: 180 N. LASALLE, L.L.C.
                   --------
                             By: Prime Group Realty, L.P., a Delaware limited
                                 partnership, as Administrative Member

                                 By: Prime Group Realty Trust, a Maryland real estate investment trust, as managing general partner

By: /s/ Louis Conforti
----------------------                Name: Louis Conforti
                                      Title:  Senior Vice President

                   LENDER:   THE CAPITAL COMPANY OF AMERICA LLC, a
                   -------   Delaware limited liability company,

                             By:/s/ John Burke
                                ------------------------
                                Name:  John Burke
                                Title:  Director

                                   SCHEDULE 1
                                   ----------

                        Matters Regarding Representations
                        ---------------------------------

                                      None.

                                   SCHEDULE 2
                                   ----------

                                    Rent Roll
                                    ---------

                               [Exhibit Omitted]

                                   SCHEDULE 3
                                   ----------

                                Required Repairs
                                ----------------

     Borrower shall complete the repairs described on the pages attached to this
Schedule 3 within one (1) year after the date of execution of this Agreement. Borrower shall not be required to deposit or cause to be deposited with Lender any sums in connection with said repairs.

                                    EXHIBIT A
                                    ---------

                                Form of Guaranty
                                ----------------

                                    EXHIBIT B
                                    ---------

                                  Form of Note
                                  ------------

                                    EXHIBIT C
                                    ---------

                         List of Property Loan Documents
                         -------------------------------

                               [Exhibit Omitted]

                                    EXHIBIT D
                                    ---------

                           Form of Rate Lock Agreement
                           ---------------------------

                                    Date

Name Title
BorSponsor
Address1 Address2
City, State   PostalCode

                  Re:  Interest Rate Lock Agreement
                       ----------------------------

Gentlemen:

     BorSponsor ("Borrower's Sponsor") and The Capital Company of America LLC ("Lender") have entered into a Commitment Letter dated as of CmtLtrDate (the "Commitment Letter") whereby Lender intends, subject to the conditions set forth therein, to make a fixed rate permanent mortgage loan (the "Loan") to a special purpose entity (the "Borrower") in the anticipated principal amount of up to $PermLoanAmt (the "Anticipated Loan Amount") secured by the real property and other assets (the "Property") set forth in the Commitment Letter with an effective maturity of EffTerm years. Prior to the closing of the Loan, Borrower's Sponsor has requested Lender to rate lock (the "Rate Lock") an amount equal to the Anticipated Loan Amount and to lock an interest rate (the "Locked Loan Rate") for the Loan prior to Lender's completion of due diligence on the Property and prior to the satisfaction of other conditions to closing set forth in the Commitment Letter. In order to grant Borrower's Sponsor's request, Borrower's Sponsor and Lender agree as follows:

1. Terms not otherwise defined herein or on Annex A attached hereto shall have the meaning set forth in the Commitment Letter.

2. Borrower's Sponsor shall deposit with Lender an amount equal to two percent (2%) of the Anticipated Loan Amount (the "Initial Rate Lock Deposit"). Hereinafter, the term "Rate Lock Deposit" shall mean the Initial Rate Lock Deposit and any Additional Rate Lock Deposit as hereinafter defined. Subject to the conditions set forth below, the Locked Loan Rate on the Anticipated Loan Amount shall be set at (i) LoanSpread% the (" Loan Spread ") plus (ii) the "Benchmark Treasury Rate". The "Benchmark Treasury Rate" shall be equal to the Benchmark Swap Rate minus the Benchmark Swap Spread. The "Benchmark Swap Spread" shall be the then prevailing bid side forward swap spread for EffTerm year interest rate swaps MonthsFwd months forward. The "Benchmark Swap Rate" shall be the then prevailing offer rate on a forward interest rate swap beginning onExpClosDate and maturing on EffMaturDate versus 3 month LIBOR assuming semi-annual payments calculated on a 30/360 basis. The Rate Lock shall be executed upon (i) Borrower's Sponsor's deposit of the Initial Rate Lock Deposit and (ii) a request via telephone by Borrower's Sponsor to Lender requesting Lender to lock the interest rate in accordance with the terms of this Agreement. Lender shall within three business days confirm in writing to Borrower's Sponsor the Locked Loan Rate, the Benchmark Treasury Rate, the Benchmark Swap Rate and the Benchmark Swap Spread. The Locked Loan Rate shall be applicable with respect to the Anticipated Loan Amount only if the Loan is funded at any time from the date hereof through the earlier of (i) 12:00 p.m. (New York
     Time) ExpClosDate or (ii) the termination of the Commitment Letter (the "Rate Lock Period"). In addition, during the term of this Agreement, Borrower's Sponsor shall pay Lender in advance, a fee each month equal to 8 basis points multiplied by the Anticipated Loan Amount.

3. (a) If, in the good faith opinion of Lender, at any time during the Rate Lock Period, Lender determines that there are Losses hereunder equal to or greater than 50% of the Rate Lock Deposit, Borrower's Sponsor will be required, no later than 1:00 p.m. (New York Time) on the business day following notice of any such Losses (the "Losses Payment Date") to deposit with Lender (by wire transfer of immediately available funds) the amount of such Losses which amount shall be known as an "Additional Rate Lock Deposit". Borrower's Sponsor's failure to pay Lender the Additional Rate Lock Deposit by 1:00 p.m. (New York Time) on the Losses Payment Date will result in a default hereunder and under the Commitment Letter and Lender may, at its sole discretion, at any time thereafter fully or partially terminate the Rate Lock.

                  (b) If, in the good faith opinion of Lender, at any time, it appears that the actual principal amount of the Loan will be less than the Anticipated Loan Amount (such reduced amount, the "Revised Loan Amount"), Lender may break the Rate Lock with respect to the difference between the Anticipated Loan Amount and the Revised Loan Amount. In such event, the Locked Loan Rate will not be applicable to such amount, and, in the event that there are Losses on account of such breakage, Borrower's Sponsor shall pay to Lender Lender's Expenses, if any, via wire transfer within two business days following delivery of notice by Lender of such Losses. Failure of Borrower's Sponsor to pay such Lender's Expenses will result in a default hereunder and under the Commitment Letter and/or the Loan Documents.

4. In the event that the Loan is funded in an amount at least equal to the Anticipated Loan Amount on or prior to the expiration of the Rate Lock Period, neither Borrower, Borrower's Sponsor nor Lender will have any obligation to the other with respect to the Rate Lock, other than Lender's obligation to either return the Rate Lock Deposit to Borrower's Sponsor or apply it to pay fees and expenses associated with the closing of the Loan. In the event that the Loan is funded in an amount which is less than the Anticipated Loan Amount, Lender may break the Rate Lock with respect to such Breakage Principal and shall apply the Rate Lock Deposit to Losses, if any, which may result therefrom and then to fees and expenses associated with closing the Loan. In the event that (i) the Rate Lock Period has expired and Lender has not yet funded the Loan or (ii) there shall exist a default hereunder, under the Commitment Letter and/or under the Loan
     Documents, Lender may break the entire Rate Lock and Lender's only obligation to Borrower's Sponsor and/or Borrower shall be to return the Rate Lock Deposit after setting off Lender's Expenses. If the Rate Lock Deposit is not sufficient to pay Lender's Expenses hereunder, Borrower's Sponsor shall pay Lender the difference within two business days following termination of the Rate Lock. Lender's right to fully or partially terminate the Rate Lock pursuant to the terms of the Agreement is absolute and is not conditioned upon the giving of any notice to Borrower or Borrower's Sponsor.

     In the event that the Loan is funded in an amount which is greater than the Anticipated Loan Amount, the Locked Loan Rate will not be applicable to such excess amount and the final interest rate on the Loan will be determined as set forth in the Commitment Letter and/or Loan Documents.

5. Borrower's Sponsor acknowledges that Losses, if any, sustained due to breaking the Rate Lock will be related, to a large extent, to movements in the Breakage Benchmark Treasury Rate, as well as general movements in the U.S. Treasury and related swap markets and any related changes to the yield curve. Changes in the Breakage Benchmark Treasury Rate will be subject to the then prevailing conditions of the U.S. Treasury market and related swap markets which is subject to potentially rapid and extreme price fluctuations and varying levels of liquidity. Therefore, any action taken by Lender with respect to breaking the Rate Lock shall be taken by Lender as promptly as practicable after taking into consideration the circumstances surrounding the break of the Rate Lock, including, but not limited to, the then prevailing conditions in the U.S. Treasury market and the related swap markets. Because of the potentially volatile nature of the U.S. Treasury market and the related swap markets, Lender has been granted rights to act (or not act) in its sole discretion. Borrower's Sponsor and Borrower acknowledge and accept Lender's right to act (or not act) in its sole discretion as provided herein and waives any potential claim or cause of action Borrower and/or Borrower's Sponsor may have against Lender with respect to any action taken (or not taken) by Lender pursuant to the provisions set forth herein. Borrower's Sponsor and Borrower further acknowledge that based upon market conditions, there can be no degree of certainty as to the rate of the Breakage Benchmark Treasury Rate used to calculate Losses until the Rate Lock is actually terminated by Lender. In addition, Borrower's Sponsor and Borrower acknowledge that the Anticipated Loan Amount is not a commitment by Lender regarding the final size of the Loan. Such amount will be determined according to the terms of the Commitment Letter and/or Loan Documents.

6. The obligations of Borrower's Sponsor and Lender pursuant to this Agreement are independent of their obligations pursuant to the Commitment Letter, even in the event of a termination of the Rate Lock. This Agreement shall in no way be construed to be a commitment by Lender or any affiliate to fund the Loan or purchase or sell any securities on behalf of Borrower, Borrower's Sponsor and/or any third party. In addition, this Agreement shall in no way be construed to reduce Borrower's Sponsor and/or Borrower's obligations pursuant to the Commitment Letter.

7. This Agreement shall terminate upon the earlier of (i) the expiration or termination of the Rate Lock Period, (ii) any event which causes Lender's commitment to fund the Loan to terminate, as set forth in the Commitment Letter, (iii) any event which causes Lender to terminate the Rate Lock or
     (iv) upon notice to Borrower and/or Borrower's Sponsor by Lender that it does not intend to proceed with the Loan; provided, however, that this Agreement shall survive until all obligations of the parties hereto have been fully satisfied.

8. This Agreement shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein, notwithstanding any choice-of-law rules to the contrary. The parties hereto hereby waive any and all right to a trial by jury in connection with any and all matters relating hereto.

9. This Agreement may be executed in any number or counterparts, each of which when so executed shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

10. Borrower's Sponsor and Borrower may not, without the prior written consent of Lender, assign, transfer or set over to another, in whole or in part, all or any part of their benefits, rights, duties and obligations hereunder.

11. This Agreement may be amended, changed or modified by Borrower's Sponsor, Borrower and Lender only by an instrument in writing setting forth the terms of such change, modification or amendment, and signed by each party.

12. All notices, demands, consents or requests that are either required or desired to be given or furnished hereunder shall be in writing and shall be sent to the appropriate party at the following address: (i) if to Borrower and/or Borrower's Sponsor, at the address set forth on the first page hereof, Attention: Name and (ii) if to Lender, at the address set forth
     on the first page hereof, Attention:   Banker  with a copy of such notice
     to the same address, Attention: Barry M. Funt, Esq., General Counsel. Any such notice sent by means of telecopy shall be deemed to be received on the day such telecopy is sent once orally confirmed by sender by telephone.

13. This Agreement constitutes the entire and final agreement between Borrower's Sponsor and/or Borrower and Lender with respect to the subject matter hereof, and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

14. Each of Borrower's Sponsor and Borrower agrees to indemnify and hold Lender and each of its affiliates (including its officers, directors, partners, employees and agents) harmless against any and all losses, claims damages, costs, expenses or liabilities in connection with, arising out of or as a result of the transactions and matters referred to or contemplated by this Agreement, except to the extent that it is finally judicially determined that any such loss, claim, damage, cost, expense or liability results primarily from the gross negligence or bad faith of such indemnified party or any of its agents or representatives.

     If the foregoing is in accordance with your understanding of our Agreement, please sign and return to the undersigned a counterpart hereof, whereupon this Agreement and your acceptance shall represent a binding agreement by and among Borrower's Sponsor, Borrower and Lender.

                                         Very truly yours,

                                         THE CAPITAL COMPANY OF AMERICA LLC

                                         By:___________________________
                                            Name:
                                            Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first written above.

BorSponsor
on behalf if itself and Borrower

By:______________________
    Name:
    Title:

                                     Annex A
                                     -------

     "BENCHMARK SWAP SPREAD" shall mean, at the time of the Rate Lock, the then prevailing bid side forward swap spread for EffTerm year interest rate swaps MonthsFwd months forward.

     "BENCHMARK SWAP RATE" shall mean, at the time of the Rate
Lock, the then prevailing offer rate on a forward interest rate swap beginning on ExpClosDate and maturing on EffMaturDate versus 3 month LIBOR assuming semi-annual payments calculated on a 30/360 basis.

     "BENCHMARK TREASURY RATE" shall mean the Benchmark Swap Rate minus the Benchmark Swap Spread.

     "BREAKAGE AMOUNT" means an amount equal to the product of (i) the Breakage Principal and (ii) the Price Difference.

     "BREAKAGE BENCHMARK TREASURY RATE" shall mean the Spot Swap Rate minus the Spot Swap Spread.

     "BREAKAGE PRINCIPAL" means at the time of calculation, (A) in connection with breakage associated with reductions to the Anticipated Loan Amount pursuant to Section 3(b), the amount of such reductions or (B) in connection with breakage associated with the closing of the Permanent Loan or the termination of the Rate Lock, the difference of (i) the Anticipated Loan Amount minus (ii) any reductions to the Anticipated Loan Amount pursuant to Section 3(b) minus (iii) the Permanent Loan Amount.

     "INTENDED PAYMENTS" means, for the purpose of the calculation of the Price Difference, each and every payment of principal and/or interest that would have been made with respect to the Loan had the Loan closed with a principal amount equal to the Anticipated Loan Amount on the date breakage is calculated with an interest rate equal to the Locked Loan Rate assuming that the principal is repaid in full in EffTerm years and assuming that the Loan is otherwise consistent with the terms of the Commitment Letter.

     "LENDER'S EXPENSES" means the sum of (a) Losses, plus (b) all fees, commissions and other expenses (including reasonable attorneys' fees) incurred by Lender in connection with the closing out of all or any portion of the Rate Lock or otherwise in connection with this Agreement.

     "LOCKED LOAN RATE" means the Benchmark Treasury Rate plus the Loan Spread.

     "LOSSES" means the Breakage Amount if the Breakage Amount is a positive number.

     "PRICE DIFFERENCE" means, as of the time of calculation, the difference obtained by subtracting (i) 1 from (ii) the quotient obtained by dividing (1) the present value (as determined below) of the Intended Payments, determined as if the Loan were funded on the day of calculation, by (2) the Anticipated Loan Amount. The present value of the Intended Payments shall be calculated by discounting the Intended Payments by the Breakage Benchmark Treasury Rate plus the Loan Spread. The Price Difference can be either positive or negative.

     "PERMANENT LOAN AMOUNT" means the actual funded amount of the Loan.

     "SPOT SWAP SPREAD" means, at the time of calculation, the then prevailing offer side swap spread for EffTerm year interest rate swaps.

     "SPOT SWAP RATE" means, at the time of calculation, the then prevailing bid rate on a EffTerm year interest rate swap versus 3 month LIBOR.












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